                            EVERGREEN
                         STATE TAX-FREE
                              FUNDS

(Drawing of the state of Florida with a + beside it)
(Drawing of the state of Florida)
(Drawing of the state of Georgia)
(Drawing of the state of New Jersey)
(Drawing of the state of North Carolina)
(Drawing of the state of South Carolina)
(Drawing of the state of Virginia)

                     (Picture of mountain scene)

                        1996 ANNUAL REPORT

                         (Evergreen logo)
                           Evergreen(sm)
                               Funds

                         EVERGREEN STATE TAX-FREE FUNDS
                               TABLE OF CONTENTS

                                                  A Review of the Past Year and Prospects for the Future....................     1
                                                  A Report From Your Portfolio Manager -- Florida High Income
                                                  Municipal Bond Fund.......................................................     3
                                                  A Report From Your Portfolio Manager -- New Jersey Tax-Free
                                                  Income Fund...............................................................     4
                                                  A Report From Your Portfolio Managers.....................................     5
(Drawing of the                          FLORIDA  Results to Date...........................................................     7
state of Florida                     HIGH INCOME  Statement of Investments..................................................     8
with a +  beside it)         MUNICIPAL BOND FUND  Statement of Assets and Liabilities.......................................    11
                                                  Statement of Operations...................................................    12
                                                  Statement of Changes in Net Assets........................................    13
                                                  Financial Highlights......................................................    14
(Drawing of the                FLORIDA MUNICIPAL  Results to Date...........................................................    16
state of Florida)                      BOND FUND  Statement of Investments..................................................    17
                                                  Statement of Assets and Liabilities.......................................    20
                                                  Statement of Operations...................................................    21
                                                  Statement of Changes in Net Assets........................................    22
                                                  Financial Highlights......................................................    23
(Drawing of the                          GEORGIA  Results to Date...........................................................    25
state of Georgia)                 MUNICIPAL BOND  Statement of Investments..................................................    26
                                            FUND  Statement of Assets and Liabilities.......................................    27
                                                  Statement of Operations...................................................    28
                                                  Statement of Changes in Net Assets........................................    29
                                                  Financial Highlights......................................................    30
(Drawing of the                       NEW JERSEY  Results to Date...........................................................    33
state of New Jersey)                    TAX FREE  Statement of Investments..................................................    34
                                     INCOME FUND  Statement of Assets and Liabilities.......................................    37
                                                  Statement of Operations...................................................    38
                                                  Statement of Changes in Net Assets........................................    39
                                                  Financial Highlights......................................................    40
(Drawing of the                   NORTH CAROLINA  Results to Date...........................................................    42
state of North Carolina)          MUNICIPAL BOND  Statement of Investments..................................................    43
                                            FUND
                                                  Statement of Assets and Liabilities.......................................    45
                                                  Statement of Operations...................................................    46
                                                  Statement of Changes in Net Assets........................................    47
                                                  Financial Highlights......................................................    48
(Drawing of the                   SOUTH CAROLINA  Results to Date...........................................................    50
state of South Carolina)          MUNICIPAL BOND  Statement of Investments..................................................    51
                                            FUND  Statement of Assets and Liabilities.......................................    53
                                                  Statement of Operations...................................................    54
                                                  Statement of Changes in Net Assets........................................    55
                                                  Financial Highlights......................................................    56
(Drawing of the                         VIRGINIA  Results to Date...........................................................    58
state of Virginia)                MUNICIPAL BOND  Statement of Investments..................................................    59
                                            FUND
                                                  Statement of Assets and Liabilities.......................................    61
                                                  Statement of Operations...................................................    62
                                                  Statement of Changes in Net Assets........................................    63
                                                  Financial Highlights......................................................    64
                                                  Combined Notes to Financial Statements....................................    67
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................    76
                                                  Independent Auditors' Report -- KPMG Peat Marwick LLP.....................    77
                                                  Trustees and Officers..........................................Inside Back Cover

EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                         EVERGREEN STATE TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER
   The continued expansion of the United States       (Picture of Stephen
economy and the persistence of inflation at 3% or     A. Lieber appears
less, has evidently sent mixed signals to the         here)
investment markets. The
equity market this year has gone from new high to new high. The willingness of American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second calendar quarter to the end of the third.
   In contrast, it yielded modest gains early in the third quarter. Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indexes will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages. Hourly wages have moved up slightly in the last two months.
   The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is likely to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's economy are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
   For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates.
   Tax-exempt fixed income investment in 1996 has had comparatively better returns than taxable bond investment. Much of this difference is due to the fact that the flat tax, or sharply
                                                                               1

                         EVERGREEN STATE TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
reduced income tax, advocacies of presidential candidates earlier in the year, were eliminated as concerns for tax-exempt investors. Therefore, tax-exempt bonds have risen to a normal level of relationship to taxable bonds. Further improving valuations has been the lack of major concerns over credit quality issues. Orange County California's default has fallen into memory and its credit is in the process of restoration. Other credit problems regarding certain public power facilities and the rental of municipal buildings have also been overcome. Correspondingly, the supply of new tax-exempt issues declined, especially as interest rate increases cut down the number of new issues replacing refunded bonds. The credit quality overall has been enhanced by further record gains for the use of bond insurance, while the insurers themselves have had their credit quality improved by record accumulations of earnings. In summary, the tax-exempt securities market toward the end of 1996 appears to be in a healthy condition.
2

                    FLORIDA HIGH INCOME MUNICIPAL BOND FUND
A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD K. MARRONE
  While interest rate movements have been volatile during the   (Photo of
past year, Evergreen Florida High Income Municipal Bond Fund     Richard K.
proved rewarding to its investors. The Fund's total return       Marrone
(Class A shares) ranked #1 among all 36 other Florida Municipal  appears
Debt Funds ranked by Lipper Analytical Services for the 12       here)
months ended August 31, 1996*.
  The market for high yielding credits in the state of Florida has been robust during most of the past year. Florida's economy continues to remain strong, especially on the construction front, as population growth continues to outpace the rest of the nation. This rapid population growth has created a strong demand for new community development districts (CDDs) throughout the state.
The residential construction part of the economy has become a large part of the Florida high yield market. Numerous bond issues have come to market over the past year to finance this growth. These CDDs assist in the development of infrastructure built around new homes which are typically centered around golf courses and various other amenities. The Fund has focused on investing in the higher end developments that are built in affluent areas. These type of developments are usually more stable and predictable and built by large, well-known developers.
  Spreads have continued to narrow between non-rated and higher rated credits which has contributed to the favorable performance of our lower and non-rated bonds. Investors appetite for yield has been one of the primary factors for this narrowing. The strength of the economy has also contributed to strong performance of our bonds, as several credits have exhibited improved economic fundamentals. The outlook for lower and non-rated bonds will fluctuate more with economic cycles than interest rate movements, versus higher rated bonds.
  During a period of declining interest rates, this Fund will not participate as fully as other funds may. However, in a rising rate environment, the Fund may well outperform its competition and exhibit better total return numbers while also providing a relatively high level of tax-exempt income. This philosophy of limited participation on the upside but giving up less on the down side in an attempt to preserve principal, while generating good income, is the main reason we believe investors place their money into the Fund. Our focus has always been, and will continue to be, to provide higher income than that available from an investment grade portfolio while also striving to maintain relatively stable net asset values.
  At its fiscal year-end on August 31, 1996, Evergreen Florida High Income Municipal Bond Fund's total net assets were $97.5 million. The Fund's yields at that time are illustrated in the table below. (For additional performance information, please see page 7.)

                                  CLASS Y SHARES      CLASS A SHARES      CLASS B SHARES
30-Day SEC Yield                        6.50%              5.94%               5.43%
Tax-Equivalent Yield**                 10.16%              9.28%               8.48%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* SOURCE: LANA -- LIPPER ANALYTICAL NEW APPLICATIONS. LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER RANKINGS DO NOT INCLUDE SALES CHARGES. IF INCLUDED, RANKINGS MAY BE DIFFERENT.
   FUND'S INCEPTION DATES: CLASS Y SHARES: 9/20/95, CLASS A SHARES: 6/17/92, CLASS B SHARES: 7/10/95
   INVESTMENT RETURN, PRINCIPAL VALUE AND YIELDS WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CLASS A SHARES ARE SUBJECT TO A MAXIMUM FRONT END SALES CHARGE OF 4.75% AND CLASS B SHARES ARE SUBJECT TO A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5%.
**TAX-EQUIVALENT YIELDS ASSUMES A 36% FEDERAL TAX BRACKET. FLORIDA INTANGIBLES
  TAX (WHICH IS NOT REFLECTED IN TAX-EQUIVALENT YIELDS ABOVE) ON PERSONAL PROPERTY AFTER EXEMPTIONS OF $2 PER $1,000 IS GENERALLY IMPOSED ON THE VALUE OF STOCKS, BONDS, OTHER EVIDENCES OF INDEBTEDNESS AND MUTUAL FUND SHARES. DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED ITS POLICY OF WAIVING A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.
                                                                               3

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
A REPORT FROM YOUR
PORTFOLIO MANAGER
JOCELYN TURNER
   Fixed income markets took a roller coaster ride during the
period as economic reports continually surprised the consensus    (Photo of
view. Bond prices took sharp drops after strong Gross Domestic     Jocelyn
Product (GDP) and initial jobless claims numbers were released.    Turner
Increases in durable goods orders and rebounds in retail demand    appears
seemed to confirm that the economy was still growing at a          here)
healthy pace. Commodity prices started to show some signs of incipient inflation, but continued wage pressures kept it at bay. Investors prepared for Fed intervention to raise rates at any time, possibly at the upcoming November Federal Open Market
Committee Meeting. With elections approaching, the Fed seems in no hurry to change course, believing that despite the upticks in economic reports, underlying inflation is still in check and the economy is not yet overheating. The market has taken some of the onus from the Fed by pricing a 25- to 50-basis point rate increase into the yield curve in response to the economic data.
   While bond prices dropped across the fixed income markets, municipals continued their first quarter trend of relative outperformance to Treasuries, though at the low end of the ranges. Long-term municipal bonds, as measured by the Bond Buyer 20-Year Index*, were yielding approximately 88% of Treasuries at the beginning of the Fund's fiscal year, at 5.57%. By July and August, the yield had risen to 5.86%, and 82% of Treasuries thanks to the continued low new issuance and large bond call redemptions that reduced the total outstanding supply of municipals.
   Municipals outperformed Treasuries due to a change in investor sentiment. Tax reform fears subsided and rising rates led individual investors to chase increased yields. This was in contrast to 1995 when investors suffered rate shock from the low absolute levels. Investors re-focused asset allocations into fixed income securities after the stock market became increasingly volatile and sold off. Municipals, especially, became attractive to individual investors and property and casualty insurance companies.
   Supply of municipal bonds to satisfy the increased demand continued to be a severe problem in the market. With interest rates rising, issuers were reluctant to issue refunding bonds and many other interest rate sensitive deals that had been in the pipeline. Specialty state funds, like this one, were especially hard-pressed to find new issues. Of those issues, most were priced rich and few were sizable enough for proper liquidity and diversification in mutual funds. As a result, the Fund selectively sought higher coupon bonds with defensive call protection to capture increased yields, maintain stable income, and reduce price volatility. As always, the Fund is managed to maximize total return and tax-exempt income while seeking to avoid unnecessary risk.
   At its fiscal year-end on August 31, 1996, Evergreen New Jersey Tax-Free Income Fund's total net assets were $44.2 million. The Fund's yields at that time are illustrated in the table below. (For additional performance information, please see page 33.)

                             CLASS Y SHARES      CLASS A SHARES      CLASS B SHARES
30-Day SEC Yield                  5.17%               4.87%               4.17%
Tax-Equivalent Yield*             8.65%               8.15%               6.98%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* UNMANAGED INDEXES OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
   THE FUNDS' INVESTMENT RETURN, PRINCIPAL VALUE AND YIELDS WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
   THE FUND'S CLASS A SHARES ARE SUBJECT TO A MAXIMUM FRONT END SALES CHARGE OF 4.75% AND CLASS B SHARES ARE SUBJECT TO A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5%.
** TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET AND A 6.65% NEW JERSEY
   STATE TAX BRACKET. DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED ITS POLICY OF WAIVING A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELD WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.
   SOME OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
4

                      EVERGREEN STATE MUNICIPAL BOND FUNDS
A REPORT FROM YOUR
PORTFOLIO MANAGERS
ROBERT EVANS
RICHARD MARRONE
ROBERT S. DRYE
CHARLES JEANNE


   As the Funds' fiscal year began, municipal bonds were in the   (Photo of
midst of the bond rally of 1995. The yield on the Bond Buyer 20    Robert Evans
Year Government Obligation (GO) Index* dropped 54 basis points,    appears
from 5.98% at the end of August, 1995, to 5.44% at 1995            here)
year-end. The new year brought no January effect to municipals due to historically high levels of new issuance. Prices were cheap but demand remained tepid with individual investors
suffering rate shock. Municipal yields continued their drop but not as severely as with Treasuries because of an unusually flat yield curve. There was little advantage to extending out into longer maturities since 20-year bonds at 5.46% traded only 10 basis points higher than 11-year bonds at 5.36% as measured by the
Bond Buyer 20-Year GO* and 11-Year GO* Index, respectively.
Investors demanded short-term paper or discount bonds that
provided good structure (i.e. call protection).
   Fixed income markets reversed direction in the second quarter   (Photo of
of 1996 as economic reports continually surprised consensus.    Richard Marrone
Bond prices dropped after strong Gross Domestic Product (GDP)    appears here)
and initial jobless claims numbers were released. Increases in durable goods orders and rebounds in retail demand seemed to confirm that the economy was still growing at a healthy pace.
Commodity prices started to show some signs of incipient
inflation, but continued wage pressures kept it at bay.
Investors remain prepared for Federal Reserve intervention to
raise rates at any time, possibly even at the upcoming November    (Photo of
Federal Open Market Committee Meeting. With elections            Robert S. Drye
approaching, the Fed seems in no hurry to change course,          appears here)
believing that despite the upticks in economic reports,
underlying inflation is still in check and the economy is not yet overheating. The market has taken some of the onus from the
Fed by pricing a 25- to 50-basis point rate increase into the yield curve in response to the economic data.
   While bond prices dropped across the fixed income markets,     (Photo of
municipals continued their first quarter trend of relative     Charles Jeanne
outperformance to Treasuries, though at the low end of the      appears here)
ranges. Long-term municipals, as measured by the Bond Buyer
20-Year Index*, were yielding approximately 88% of Treasuries at the beginning of the Fund's fiscal year, at 5.57%. By July and August, the yield had risen to 5.86%, and 82% of Treasuries thanks to the continued low new issuance, regular interest payments, and large bond call redemptions that reduced the total outstanding supply of municipals.

* UNMANAGED INDEXES OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
  THE FUNDS' INVESTMENT RETURNS, PRINCIPAL VALUES AND YIELDS WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  SOME OF THE FUNDS' INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
                                                                               5

                      EVERGREEN STATE MUNICIPAL BOND FUNDS
A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
   Municipals' outperformance of Treasuries was due to a change in investor sentiment. Tax reform fears subsided and rising rates led individual investors to chase increased yields. This was in contrast to 1995 when investors suffered rate shock from the low absolute levels. Investors re-focused asset allocations into fixed income securities after the stock market became increasingly volatile and sold off. Municipals, especially, became attractive to individual investors as well as property and casualty insurance companies.
   Supply of municipal bonds to satisfy the increased demand continued to be a severe problem in the market. With interest rates rising, issuers were reluctant to issue refunding bonds and many other interest rate sensitive deals that had been in the pipeline. Specialty state funds were particularly hard-pressed to find new issues. Of those issues, most were priced rich and few were sizable enough for proper liquidity and diversification in mutual funds. As a result, the Funds selectively sought higher coupon bonds with defensive call protection to capture increased yields, maintain stable income, and reduce price volatility. As always, the Funds are managed to maximize total return and tax-exempt income while seeking to avoid unnecessary risk. (For fund-specific performance information, please see the pages entitled "Results To Date".)
6

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND

(Drawing of the state of Florida with a + beside it)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen Florida High Income Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Municipal Bond Index ("Index").


CLASS A
ONE YEAR TOTAL RETURN = 1.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 6.5%


(Class A chart appears here. Plot points are below.)

6/17/92*   8/31/92    8/31/93    8/31/94   8/31/95  8/31/96

(Customers to fill in plot points.)


CLASS B
ONE YEAR TOTAL RETURN = 0.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 3.2%


(Class B chart appears here. Plot points are below.)

7/10/95*   8/31/95    2/28/96   8/31/96

(Customers to fill in plot points.)


CLASS Y
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 6.3%


(Class Y chart appears here. Plot points are below.)

9/20/95*   2/28/96     8/31/96

(Customers to fill in plot points.)



- - EVERGREEN HIGH INCOME MUNICIPAL BOND FUND

______ LEHMAN BROTHERS MUNICIPAL BOND INDEX

* Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                               7

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of Florida with a + beside it)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- 98.4%
            FLORIDA -- 93.7%
 $   785    Alachua Cnty. Hlth. Facs. RB,
            Beverly Enterprises Proj.,
            10.125%, 4/1/10....................... $   858,468
   3,000    Alliance Arpt. Auth. Inc.
            Federal Express Corp. Proj.,
            6.375%, 4/1/21........................   2,945,040
   1,000    Bay Cnty. Hosp. Sys. RB,
            Bay Med. Ctr. Proj.,
            8.00%, 10/1/12........................   1,094,620
     200    Baytree Cmnty. Dev. Dist.
            Spl. Assmt. RB,
            8.75%, 5/1/12.........................     211,630
     750    Boynton Beach Hsg. Mtg.
            Clipper Cove Apts.,
            6.35%, 7/1/16.........................     748,245
     990    Brevard Cnty.
            Hlth. Facs. Auth. RB,
            Courtenay Springs Vlg.,
            7.375%, 11/15/04......................   1,000,019
   1,875    Brevard Cnty.
            Hlth. Facs. Auth. RB,
            Courtenay Springs Vlg.,
            7.50%, 11/15/12.......................   1,887,019
   1,000    Brevard Cnty. Tourist Dev.
            Tax RB, Marlins Spring,
            6.875%, 3/1/13........................   1,046,240
   1,000    Broward Cnty. Hsg. Fin.
            Auth. RB, (Ser. A),
            7.35%, 3/1/23, (GNMA).................   1,041,280
   1,125    Crossings At Fleming Is.
            Cmnty. Dev. Dist. Util. RB,
            7.375%, 10/1/19.......................   1,107,743
   2,310    Duval Cnty. Hsg. Fin. Auth.
            RB, St. Augustine Apts. Proj.,
            6.00%, 3/1/21.........................   2,246,498
   1,500    Eastlake Oaks Cmnty. Dev. Dist.,
            7.75%, 5/1/17.........................   1,516,500
     505    Escambia Cnty. Hlth. Facs.
            Auth. RB, Azalea Trace Inc.,
            8.50%, 1/1/19.........................     518,074
     535    Escambia Cnty. Hlth. Facs.
            Auth. RB, Azalea Trace Inc.,
            9.25%, 1/1/06.........................     566,383
     235    Escambia Cnty. Hlth. Facs.
            Auth. RB, Azalea Trace Inc.,
            9.25%, 1/1/12.........................     248,785
   1,500    Escambia Cnty. Hlth. Facs.
            Auth. RB, Baptist Hosp. Inc.,
            (Ser. B),
            6.00%, 10/1/14........................   1,418,205
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $ 2,000    Escambia Cnty. PCR,
            Champion Intl. Corp. Proj.,
            6.90%, 8/1/22......................... $ 2,073,500
   1,000    Florida Hsg. Fin. Agy. RB,
            The Vinyards Proj., (Ser. H),
            6.50%, 11/1/25........................     998,580
   2,580    Hernando Cnty. IDR,
            Florida Crushed Stone Co.,
            8.50%, 12/1/14........................   2,811,890
   1,545    Hialeah Gardens, IDR,
            Waterford Convalscent-A,
            7.875%, 12/1/07.......................   1,594,100
     600    Hillsborough Cnty. Aviation
            Auth. RB, US Air Proj. (Ser. 2),
            8.60%, 1/15/22........................     649,764
   3,430    Homestead IDR, Cmnty.
            Rehab. Providers Prog.-A,
            7.95%, 11/1/18........................   3,456,651
   2,500    Indian Trace Cmnty. GO Wtr.
            Mgmt. Spl. Benefit Sub-B,
            8.25%, 5/1/11 (a).....................   2,662,400
   1,000    Jacksonville, Hlth. Facs.
            Auth. IDR, Cypress Vlg. Proj.,
            7.00%, 12/1/22........................   1,017,560
     750    Jacksonville, Hlth. Facs.
            Auth. RB, Cypress Vlg. Proj.,
            7.00%, 12/1/14........................     765,548
   2,500    Lake Bernadette Cmnty. Dev.
            Dist. Florida Special (Ser. A),
            8.00%, 5/1/17.........................   2,478,375
   2,000    Lee Cnty. Hsg. Fin. Auth.
            Multi-Cnty. Prog. (Ser. A),
            7.50%, 9/1/27.........................   2,163,860
   1,000    Lee Cnty. Hsg. Fin Auth.
            Single Family Mtg. RB,
            Multi-Cnty. Prog. (Ser. A),
            7.45%, 9/1/27 -- WI...................   1,092,960
     850    Lee Cnty. IDA, Encore
            Nursing Center Partner,
            8.125%, 12/1/07.......................     906,610
   2,860    Leon Cnty. Ed. Facs.
            Auth. RB, (Ser. A),
            8.25%, 5/1/14.........................   2,862,660
   1,000    Manatee Cnty. Hsg. Fin.
            Auth. Mtg. RB,
            7.45%, 5/1/27.........................   1,090,620
   1,175    Martin Cnty. IDR, Indiantown
            Cogeneration PJ-A,
            7.875%, 12/15/25......................   1,313,638

8

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of Florida with a + beside it)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            FLORIDA -- CONTINUED
 $ 1,245    Meadow Point II, Cmnty. Dev.
            Dist. Cap. Impt. RB,
            7.75%, 5/1/18 (a)..................... $ 1,266,526
   1,000    Miami Beach City Center
            Historic Convention,
            6.25%, 12/1/16........................     976,340
     500    Miami Beach City Center
            Historic Convention,
            6.35%, 12/1/22........................     486,870
   1,300    North Springs, Impt. Dist.
            Wtr. Mgmt. Spl. Assmt. (Ser. A),
            8.20%, 5/1/24.........................   1,366,235
   2,500    Northern Palm Beach Cnty.
            Wtr. Ctl. & Impt. Unit Dev.,
            7.20%, 8/1/16 -- WI...................   2,500,000
     500    Northern Palm Beach Cnty.
            Wtr. Ctl. Dist. Spl. Assmt.,
            6.875%, 11/1/13.......................     526,495
     500    Northern Palm Beach Cnty.
            Wtr. Ctl. Dist. Spl. Assmt.,
            7.00%, 8/1/15.........................     529,160
   1,500    Northwood Cmnty. Dev. Dist.,
            7.60%, 5/1/17.........................   1,499,955
   1,040    Orange Cnty. Hlth Facs.
            Auth. RB, Lakeside Alts. Inc.,
            6.50%, 7/1/13.........................   1,027,634
     395    Orange Cnty.
            Hlth. Facs. Auth. RB,
            Orlando Lutheran Tower,
            8.40%, 7/1/14.........................     387,183
   2,000    Osceola Cnty. IDA, Cmnty.
            Provider Pooled Ln. Proj. A,
            7.75%, 7/1/17.........................   2,017,840
     565    Overoaks Cmnty. Dev. Dist.
            Cap. Impt. RB,
            8.25%, 5/1/17.........................     566,571
   1,500    Palm Beach Cnty. IDR,
            Geriatric Care Inc. Proj.,
            6.55%, 12/1/16........................   1,514,910
     685    Pinellas Cnty. Edl. Facs.
            Auth. RB, Eckerd College,
            7.75%, 7/1/14.........................     731,005
   5,000    Polk Cnty. IDA,
            7.525%, 1/1/15........................   5,237,000
   1,000    Port Everglades, RB, (Ser. A),
            7.50%, 9/1/12.........................   1,053,460
   1,710    Quantum Cmnty. Dev. Dist.
            Spl. Assmt.
            7.75%, 3/1/14.........................   1,727,699
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $ 2,100    Riverwood Cmnty. Sys. RB,
            7.75%, 10/1/14........................ $ 2,134,251
   1,000    Sarasota Cnty. Hlth. Fac. Auth.
            RB, Jewish Housing Council,
            7.375%, 7/1/16........................     980,890
   1,500    Sarasota Cnty. Hlth. Fac.
            Auth. RB, Manatee Jewish
            Housing Council,
            6.70%, 7/1/25.........................   1,387,560
   1,000    Sarosota Cnty. Hlth. Fac.
            Auth. RB, Sunnyside Pptys.,
            6.00%, 5/15/10........................     935,190
   1,500    South Indian River,
            Wtr. Ctl. Dist. RB,
            Egret Landing Phase I,
            7.50%, 11/1/18........................   1,538,805
   2,500    St. Johns Ctny. IDA, Vicars
            Landing Proj. (Ser. A),
            6.75%, 2/15/12........................   2,432,925
   3,000    Tampa, RB, Aquarium Inc. Proj.,
            7.75%, 5/1/27.........................   3,213,990
   1,000    Tarpon Springs, Hlth. Facs.
            Auth. RB, Helen Ellis Mem.
            Hosp. Proj.,
            7.50%, 5/1/11.........................   1,031,130
     500    Volusia Cnty.
            Edl. Facs. Auth. RB,
            6.125%,10/15/16.......................     492,855
   4,000    Volusia Cnty.
            Edl. Facs. Auth. RB,
            6.125%, 10/15/26......................   3,945,520
   1,775    Westchase East Cmnty. Dev.
            Dist. Cap. Impt. RB,
            7.50%, 5/1/17.........................   1,759,096
   1,000    Winter Garden, IDR,
            Beverly Enterprises,
            8.75%, 7/1/12.........................   1,093,650
     250    Winter Haven Hsg. Auth.
            Abbey Lane Apts. (Ser. C),
            7.00%, 7/1/12, (FNMA).................     262,870
     250    Winter Haven Hsg. Auth.
            Abbey Lane Apts. (Ser. C),
            7.00%, 7/1/24, (FNMA).................     259,412
                                                    91,276,492
            PUERTO RICO -- 2.5%
   1,475    Puerto Rico Ports. Auth. RB,
            American Airlines Proj.,
            (Ser. A),
            6.25%, 6/1/26.........................   1,463,392

                                                                               9

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of Florida with a + beside it)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            PUERTO RICO -- CONTINUED
 $ 1,000    Puerto Rico Indl. Tourist
            Edl. Med. & Envir. Ctl. Facs.
            RB, Mennonite Gen. Hosp.
            Proj. (Ser. A),
            6.50%, 7/1/12......................... $   995,290
                                                     2,458,682
            VIRGIN ISLANDS -- 2.2%
   2,000    Virgin Islands, Wtr. & Pwr.
            Auth. RB, (Ser. B),
            7.60%, 1/1/12.........................   2,143,800
            TOTAL LONG-TERM MUNICIPAL SECURITIES
            (COST $94,915,484)....................  95,878,974
 SHARES                                              VALUE
MUTUAL FUND SHARES -- 1.9%
1,863,000   Lehman Municipal Money
            Market Fund
            (COST $1,863,000).................... $ 1,863,000

            TOTAL INVESTMENTS --
            (COST $96,778,484).............  100.3%  97,741,974
            OTHER ASSETS AND
            LIABILITIES -- NET.............    (.3)    (286,813)
            NET ASSETS --..................  100.0% $97,455,161

Summary of Abbreviations:
FNMA -- Insured by Federal National Mortgage Association
GNMA -- Insured by Government National Mortgage
Association
GO -- General Obligation Bond
IDA -- Industrial Development Authority
IDR -- Industrial Development Revenue Bond
PCR -- Pollution Control Revenue Bond
RB -- Revenue Bond
WI -- When Issued
(a) Security which was segregated as collateral for When Issued securities. See accompanying notes to financial statements.
10

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of Florida with a + beside it)

ASSETS:
   Investments at value (identified cost $96,778,484)............................................................  $ 97,741,974
   Cash..........................................................................................................            97
   Interest receivable...........................................................................................     1,963,955
   Receivable for Fund shares sold...............................................................................     1,850,767
   Deferred organization expenses and other assets...............................................................        17,987
         Total assets............................................................................................   101,574,780
LIABILITIES:
   Payable for securities purchased..............................................................................     3,616,400
   Dividends payable.............................................................................................       271,014
   Payable for Fund shares redeemed..............................................................................       101,964
   Accrued expenses..............................................................................................        58,548
   Distribution fee payable......................................................................................        46,039
   Accrued advisory fee..........................................................................................        25,654
         Total liabilities.......................................................................................     4,119,619
NET ASSETS.......................................................................................................  $ 97,455,161
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $ 97,923,777
   Distributions in excess of net investment income..............................................................        (7,223)
   Accumulated net realized loss on investment transactions......................................................    (1,424,883)
   Net unrealized appreciation of investments....................................................................       963,490
         Net assets..............................................................................................  $ 97,455,161
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($76,266,753 (division sign) 7,318,419 shares of beneficial interest outstanding)..............  $      10.42
   Sales charge -- 4.75% of offering price.......................................................................           .52
         Maximum offering price..................................................................................  $      10.94
   Class B Shares ($19,218,795 (division sign) 1,844,017 shares of beneficial interest outstanding)..............  $      10.42
   Class Y Shares ($1,969,613 (division sign) 189,005 shares of beneficial interest outstanding).................  $      10.42

See accompanying notes to financial statements.
                                                                              11

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of Florida with a + beside it)

INVESTMENT INCOME:
   Interest...........................................................................................             $5,460,025
EXPENSES:
   Advisory fee.......................................................................................  $477,128
   Administrative personnel and service fees..........................................................    40,295
   Distribution fee -- Class A Shares.................................................................   169,651
   Distribution fee -- Class B Shares.................................................................    80,050
   Shareholder services fee -- Class B Shares.........................................................    26,683
   Custodian fee......................................................................................    57,131
   Transfer agent fee.................................................................................    55,460
   Registration and filing fees.......................................................................    30,624
   Reports and notices to shareholders................................................................    23,722
   Professional fees..................................................................................    18,493
   Amortization of organizational expense.............................................................     3,543
   Trustees' fees and expenses........................................................................     2,763
   Insurance..........................................................................................     1,958
   Miscellaneous......................................................................................     2,950
                                                                                                         990,451
Less: Fee waivers.....................................................................................  (238,564)
   Net Expenses.......................................................................................                751,887
Net investment income.................................................................................              4,708,138
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions.......................................................                (67,136)
   Net change in unrealized appreciation of investments...............................................                (42,880)
   Net loss on investments............................................................................               (110,016)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $4,598,122

See accompanying notes to financial statements.
12

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of Florida with a + beside it)

                                                                                                                FOUR MONTHS
                                                                                                  YEAR ENDED       ENDED
                                                                                                  AUGUST 31,     AUGUST 31,
                                                                                                     1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.......................................................................  $  4,708,138   $  1,225,081
   Net realized gain (loss) on investment transactions.........................................       (67,136)       150,049
   Net change in unrealized appreciation (depreciation) of investments.........................       (42,880)     1,449,591
      Net increase in net assets resulting from operations.....................................     4,598,122      2,824,721
DISTRIBUTIONS TO SHAREHOLDERS:
FROM NET INVESTMENT INCOME:
   Class A Shares..............................................................................    (4,083,337)    (1,214,190)
   Class B Shares..............................................................................      (562,849)       (10,891)
   Class Y Shares..............................................................................       (61,952)            --
   Total distributions to shareholders from net investment income..............................    (4,708,138)    (1,225,081)
IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares..............................................................................            --         (8,411)
   Class B Shares..............................................................................            --            (76)
   Total distributions to shareholders in excess of net investment income......................            --         (8,487)
      Total distributions to shareholders......................................................    (4,708,138)    (1,233,568)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................    51,887,683     10,600,090
   Proceeds from reinvestment of distributions.................................................     1,815,929        307,200
   Payment for shares redeemed.................................................................   (18,826,666)   (14,853,087)
      Net increase (decrease) from Fund share transactions.....................................    34,876,946     (3,945,797)
      Net increase (decrease) in net assets....................................................    34,766,930     (2,354,644)
NET ASSETS:
   Beginning of period.........................................................................    62,688,231     65,042,875
   End of period (includes distributions in excess of net investment income of $7,223 for the
     periods ending August 31, 1996 and August 31, 1995).......................................  $ 97,455,161   $ 62,688,231

See accompanying notes to financial statements.
                                                                              13

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of Florida with a + beside it)

                                                                                      CLASS A SHARES
                                                                                      FOUR MONTHS
                                                                                         ENDED            YEAR ENDED
                                                                     YEAR ENDED       AUGUST 31,          APRIL 30,
                                                                   AUGUST 31, 1996       1995#         1995       1994
PER SHARE DATA:
Net asset value, beginning of period............................        $10.40           $10.16        $10.08     $10.36
Income (loss) from investment operations:
  Net investment income.........................................           .63              .21           .65        .68
  Net realized and unrealized gain (loss) on investments........           .02              .24           .08       (.26)
    Total from investment operations............................           .65              .45           .73        .42
Less distributions to shareholders from:
  Net investment income.........................................          (.63)            (.21)         (.65)      (.68)
  Net realized gain on investments..............................            --               --            --       (.02)
    Total distributions.........................................          (.63)            (.21)         (.65)      (.70)
Net asset value, end of period..................................        $10.42           $10.40        $10.16     $10.08
TOTAL RETURN+...................................................          6.4%             4.4%          7.6%       3.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................       $76,267          $59,551       $65,043    $72,683
Ratios to average net assets:
  Expenses**....................................................          .85%            1.07%++        .60%       .14%
  Net investment income**.......................................         6.02%            5.92%++       6.52%      6.16%
Portfolio turnover rate.........................................           42%              14%           28%        31%

                                                                  JUNE 17, 1992*
                                                                      THROUGH
                                                                  APRIL 30, 1993
PER SHARE DATA:
Net asset value, beginning of period............................       $10.00
Income (loss) from investment operations:
  Net investment income.........................................          .61
  Net realized and unrealized gain (loss) on investments........          .39
    Total from investment operations............................         1.00
Less distributions to shareholders from:
  Net investment income.........................................         (.61)
  Net realized gain on investments..............................         (.03)
    Total distributions.........................................         (.64)
Net asset value, end of period..................................       $10.36
TOTAL RETURN+...................................................        10.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................      $33,541
Ratios to average net assets:
  Expenses**....................................................         .00%
  Net investment income**.......................................        5.92%++
Portfolio turnover rate.........................................          50%

#  The Fund changed its fiscal year end from April 30 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                   CLASS A SHARES
                                                                                     FOUR MONTHS
                                                                                        ENDED         YEAR ENDED
                                                                    YEAR ENDED       AUGUST 31,       APRIL 30,
                                                                  AUGUST 31, 1996       1995#       1995     1994
Expenses.......................................................        1.15%            1.42%       1.26%    1.12%
Net investment income..........................................        5.72%            5.57%       5.86%    5.18%

                                                                 JUNE 17, 1992*
                                                                     THROUGH
                                                                 APRIL 30, 1993
Expenses.......................................................       1.12%
Net investment income..........................................       4.80%

See accompanying notes to financial statements.
14

                         EVERGREEN FLORIDA HIGH INCOME
                              MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Florida with a + beside it)

                                                                                                  CLASS B SHARES
                                                                                                           JULY 10, 1995*
                                                                                          YEAR ENDED          THROUGH
                                                                                        AUGUST 31, 1996   AUGUST 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.................................................        $10.40            $10.41
Income (loss) from investment operations:
  Net investment income..............................................................           .55               .08
  Net realized and unrealized gain (loss) on investments.............................           .02              (.01)
    Total from investment operations.................................................           .57               .07
Less distributions to shareholders from net investment income........................          (.55)             (.08)
Net asset value, end of period.......................................................        $10.42            $10.40
TOTAL RETURN+........................................................................          5.6%               .6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................................       $19,219            $3,137
Ratios to average net assets:
  Expenses...........................................................................         1.59%**           1.09%++
  Net investment income..............................................................         5.27%**           3.40%++
Portfolio turnover rate..............................................................           42%               14%
                                                                                         CLASS Y SHARES
                                                                                       SEPTEMBER 20, 1995*
                                                                                             THROUGH
                                                                                         AUGUST 31, 1996
PER SHARE DATA:
Net asset value, beginning of period.................................................         $10.48
Income (loss) from investment operations:
  Net investment income..............................................................            .63
  Net realized and unrealized gain (loss) on investments.............................           (.06)
    Total from investment operations.................................................            .57
Less distributions to shareholders from net investment income........................           (.63)
Net asset value, end of period.......................................................         $10.42
TOTAL RETURN+........................................................................           6.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................................         $1,970
Ratios to average net assets:
  Expenses...........................................................................           .59%++**
  Net investment income..............................................................          6.27%++**
Portfolio turnover rate..............................................................            42%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                                   CLASS Y SHARES
                                                                                            CLASS B SHARES       SEPTEMBER 20, 1995*
                                                                                              YEAR ENDED               THROUGH
                                                                                            AUGUST 31, 1996        AUGUST 31, 1996
Expenses...............................................................................          1.89%                   .89%
Net investment income..................................................................          4.97%                  5.97%

See accompanying notes to financial statements.
                                                                              15

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
(Drawing of the state of Florida)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FLORIDA MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen Florida Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Municipal Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 0.2%
FIVE YEAR TOTAL RETURN = 6.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 7.3%

(Class A chart appears here. Plot points are below.)

5/1/88* 8/31/88 8/31/89 8/31/90 8/31/91 8/31/92 8/31/93 8/31/94 8/31/95 8/31/96

(Customer to fill in plot points.)



CLASS B
ONE YEAR TOTAL RETURN = 0.8%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 1.5%

(Class B chart appears here. Plot points are below.)

6/30/95*    8/31/95     2/29/96     8/31/96

(Customer to fill in plot points.)



CLASS Y
ONE YEAR TOTAL RETURN = 5.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 5.9%

(Class Y chart appears here. Plot points are below.)

6/30/95*     8/31/95      2/29/96     8/31/96

(Customer to fill in plot points.)


- - EVERGREEN FLORIDA MUNICIPAL BOND FUND

______ LEHMAN BROTHERS MUNICIPAL BOND INDEX


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
16

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of Florida)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- 97.0%
            FLORIDA -- 97.0%
 $ 1,500    Alachua Cnty. Hlth. Fac. RB, Mental
            Hlth. Svcs. Proj. A,
            7.75%, 7/1/10 (FSA)................... $ 1,664,265
   2,000    Altamonte Springs Hlth. Fac. Auth.
            Hosp. RB, Adventist Hlth./Sunbelt
            (Ser. B),
            5.125%, 11/15/18 (AMBAC)..............   1,804,760
     750    Brevard Cnty. Hsg. Fin. Auth. RB,
            (Ser. B),
            7.00%, 3/1/13 (FSA)...................     788,003
   2,925    Broward Cnty. Hlth. Care Facs. RB,
            North Beach Hosp. Proj.,
            7.00%, 8/15/11 (MBIA).................   3,224,813
   1,375    Broward Cnty. Hsg. Fin. Auth. RB, GNMA
            Coll Home Mtg. (Ser. B),
            7.125%, 3/1/17 (GNMA).................   1,442,966
     200    Broward Cnty. Hsg. Fin. Auth. RB, GNMA
            Coll Home Mtg. (Ser. B),
            7.55%, 3/1/15 (GNMA)..................     210,632
   1,000    Charlotte Cnty. Util. RB, Prefunded @
            $102,
            7.00%, 10/1/14 (FGIC).................   1,120,650
     105    Charlotte Cnty Spec. Assessment RB,
            Peachland mun. Svc. Tax & Ben. Unit,
            7.25%, 10/1/10 (MBIA).................     116,084
     500    Collier Cnty. Hlth. Facs. Auth. RB
            (The Moorings, Inc. Proj.,)
            7.00%, 12/1/19........................     517,410
   1,000    Cooper City Sales Tax RB,
            7.25%, 10/1/11........................   1,095,010
   1,000    Dade Cnty.
            Spec. Oblig. RB,
            Courthouse Ctr. Proj.,
            6.25%, 4/1/09.........................   1,043,880
   2,070    Dade Cnty. Edl. Facs. Auth. RB,
            Florida Intl. Univ. (N. Miami Proj.),
            7.10%, 10/1/16 (MBIA).................   2,329,019
   2,000    Dade Cnty. Edl. Facs. Auth. RB,
            St. Thomas Univ.,
            6.00%, 1/1/14
            (LOC: Sun Bank Miami).................   1,978,580
   1,000    Dade Cnty. Edl. Facs. Auth. RB,
            St. Thomas Univ.,
            6.125%, 1/1/19
            (LOC: Sun Bank Miami).................   1,002,360
   5,280    Dade Cnty. Gtd. Entitlement RB, Cap
            Apprec. (Ser. A),
            Zero Coupon, 2/1/08 (MBIA)............   2,825,750
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $   240    Dade Cnty. Hlth. Fac. Auth. Hosp. RB,
            South Shore Hosp. & Med. Center (Ser.
            A) (FHA),
            7.60%, 8/1/24......................... $   259,644
     135    Dade Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB, (Ser. A),
            7.10%, 3/1/17 (GNMA)..................     141,502
     255    Dade Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB, (Ser. A),
            7.50%, 9/1/13 (GNMA)..................     268,750
     455    Dade Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB, (Ser. D),
            6.95%, 12/15/12 (FSA).................     478,255
   4,000    Dade Cnty. Prof. Sports, Franchise
            Fac. Tax RB,
            Zero Coupon, 10/1/27 (MBIA)...........     636,720
   3,815    Dade Cnty. Pub. Fac. RB, Jackson Mem.
            Hosp. Proj. (Ser. A),
            4.875%, 6/1/15 (MBIA).................   3,354,949
   4,000    Dade Cnty. Seaport, Fitch Light Rtg.,
            5.125%, 10/1/21 (MBIA)................   3,620,760
     840    Duval Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB,
            7.35%, 7/1/24 (GNMA)..................     884,528
     215    Duval Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB,
            7.50%, 6/1/15 (FGIC)..................     226,563
   1,000    Escambia Cnty. Hlth. Facs. Auth. RB,
            Baptist Hosp. Inc. (Ser. B),
            6.00%, 10/1/14........................     945,470
   5,230    Escambia Cnty. PCR
            Champion Intl. Corp. Proj.,
            5.875%, 6/1/22........................   4,882,571
   3,000    Escambia Cnty. PCR,
            Gulf Pwr. Co. Proj.,
            8.25%, 6/1/17.........................   3,131,460
   1,925    Florida Hsg. Fin. Agcy. RB,
            Multi. Fam. Hsg.
            6.35%, 5/1/26.........................   1,924,788
   3,260    Florida Hsg. Fin. Agcy. RB,
            8.00%, 12/1/20 (GNMA).................   3,448,069
   1,895    Florida Hsg. Fin. Agcy. RB, (Ser. A),
            6.875%, 10/1/12.......................   1,959,923
   2,000    Florida St. Muni. Pwr. Agcy. RB,
            Stanton II Proj.,
            4.50%, 10/1/27 (AMBAC)................   1,577,160
   2,000    Florida St. Brd. of Ed. Cap. Outlay,
            (Ser. E),
            5.25%, 6/1/23.........................   1,806,140

                                                                              17

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of Florida)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            FLORIDA -- CONTINUED
 $ 2,500    Florida St. Brd. of Regt. Univ.
            Sys. RB,
            6.70%, 7/1/12 (AMBAC)................. $ 2,715,225
   2,000    Florida St. Div. Bd. Fin. Dept. RB,
            6.75%, 7/1/13 (AMBAC).................   2,185,460
   2,000    FSU Finl. Assist., Inc. Edl. &
            Athletic Facs. RB, (Ser. A),
            6.75%, 10/1/16
            (LOC: Sun Bank Orlando)...............   2,214,080
   1,235    Hialeah, Cap. Impt. RB,
            5.50%, 10/1/13........................   1,149,538
   1,000    Hillsborough Cnty. Aviation Auth. RB,
            Tampa Intl. Airport, (Ser. A),
            6.90%, 10/1/11 (FGIC).................   1,073,510
   3,250    Hillsborough Cnty. Indl. Dev. Auth.
            IDR, Univ. Cmnty. Hosp.
            (Ser. 1994),
            6.50%, 8/15/19 (MBIA).................   3,532,230
   1,000    Homestead Excise Tax RB,
            7.15%, 10/1/11 (MBIA).................   1,101,110
   1,500    Jacksonville Hlth. Facs. Auth. Hosp.
            RB, St. Lukes Hosp. Assn. Proj.,
            6.75%, 11/15/13.......................   1,601,445
   1,500    Jacksonville Hlth. Facs. Auth. Hosp.
            RB, St. Lukes Hosp. Assn. Proj.,
            7.125%, 11/15/20......................   1,623,015
   2,000    Jacksonville Hlth. Facs. Auth. RB,
            7.50%, 11/1/15........................   2,252,320
   4,370    Lee Cnty. Hsg. Fin. Auth. Multi-Cnty.
            Prog., (Ser. A),
            7.50%, 9/1/27.........................   4,728,034
   1,700    Lee Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB, Multi-Cnty. Prog. (Ser. A),
            7.45%, 9/1/27.........................   1,858,032
   1,025    Leon Cnty. Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB, Multi-Cnty. Prog. (Ser. B),
            6.25%, 7/1/19 (GNMA)..................   1,021,187
   1,000    Manatee Cnty. Cmnty. Redev. RB, Admin.
            Center Proj.,
            7.00%, 4/1/08 (MBIA)..................   1,088,500
   1,510    Manatee Cnty. GO,
            4.75%, 10/1/13 (FGIC).................   1,321,628
   1,500    Manatee Cnty. Hsg. Fin. Auth. Mtg. RB,
            7.45%, 5/1/27.........................   1,635,930
   3,500    Manatee Cnty. Pub. Utils. RB,
            (Ser. 1991A),
            6.75%, 10/1/13 (MBIA).................   3,883,075
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $ 1,500    Martin Cnty. Hlth. Fac. Auth. Hosp.
            RB, Martin Mem. Hosp. South Proj.
            (Ser. B),
            7.10%, 11/15/20 (MBIA)................ $ 1,637,040
   2,000    Miami Beach Redev. Agcy. Tax Increment
            RB, City Center-Historic Convention
            Vlg.,
            5.625%, 12/1/09.......................   1,928,360
   3,000    Miami Beach Redev. Agcy. Tax Increment
            RB, City Center-Historic Convention
            Vlg.,
            5.80%, 12/1/13........................   2,837,190
   2,000    Miami Beach Redev. Agcy., Tax
            Increment, RB, City Center-Historic
            Convention Vlg.,
            5.875%, 12/1/22.......................   1,862,300
   1,500    North Miami Hlth. Fac. Auth. RB,
            Catholic Hlth. Svc. Oblig. Group,
            6.00%, 8/15/16
            (LOC: Suntrust Bank)..................   1,469,220
   1,000    North Tampa Hsg. Dev. Corp. RB, Cnty
            Oaks Apts. (Ser. A),
            6.90%, 1/1/24 (FNMA)..................   1,034,480
   1,300    Northern Palm Beach Cnty. Impt. RB,
            Wtr. Ctl. &
            Impt. Unit Dev. 9A-A,
            7.20%, 8/1/16.........................   1,300,000
   1,000    Okaloosa Cnty. Wtr. & Swr. RB,
            6.00%, 7/1/11 (AMBAC).................   1,054,340
   3,000    Orange Cnty. Hlth. Facs. Auth. RB,
            Lakeside Alts. Inc.,
            6.50%, 7/1/13.........................   2,964,330
   3,000    Palm Beach Cnty.
            Criminal Justice Facs. RB,
            7.20%, 6/1/15 (FGIC)..................   3,521,580
   3,695    Palm Beach Cnty. Hlth. Facs. Auth. RB,
            Good Samaritan Hlth. Sys.,
            6.20%, 10/1/11........................   3,740,781
   6,000    Palm Beach Cnty. Hlth. Facs. Auth.
            Sngl. Fam. Mtg. RB, Good Samaritan
            Hlth. Sys.,
            6.30%, 10/1/22........................   6,086,520
   1,000    Palm Beach Cnty. Hsg. Fin. Auth. Sngl.
            Fam. Mtg. RB, (Ser. A),
            6.50%, 10/1/21 (GNMA).................   1,018,910
   4,440    Palm Beach Cnty. Hsg. Fin. Auth.
            RB, (Ser. B),
            7.60%, 3/1/23 (GNMA)..................   4,678,162

18

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of Florida)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            FLORIDA -- CONTINUED
 $ 2,000    Palm Beach Cnty. IDR, Geriatric Care
            Inc. Proj.,
            6.55%, 12/1/16
            (LOC: Allied Irish Banks)............. $ 2,019,880
   5,000    Pensacola Hlth. Facs. Auth. RB,
            Daughters Charity Natl. Hlth.,
            5.25%, 1/1/11.........................   4,771,800
     860    Polk Cnty Hsg. Fin. Auth. Sngl. Fam.
            Mtg. RB,
            (Ser. A),
            7.00%, 9/1/15.........................     887,554
   1,500    Reedy Creek Impt. Dist. Util., RB,
            (Ser. 1),
            5.00%, 10/1/19 (MBIA).................   1,336,065
   1,955    Sanford Wtr. & Swr. RB,
            4.50%, 10/1/21 (AMBAC)................   1,592,308
   1,740    Sanford Wtr. & Swr. RB,
            4.75%, 10/1/18 (AMBAC)................   1,488,918
   1,800    Sarasota Cnty. Hlth. Fac. Auth. RB,
            Sunnyside Pptys.,
            6.00%, 5/15/10........................   1,683,342
   1,000    Sarasota Cnty. Util. Sys. RB,
            6.50%, 10/1/14 (FGIC).................   1,121,380
   3,590    Seacoast Util. Auth. Wtr. & Swr. RB,
            (Ser. A),
            5.50%, 3/1/18 (FGIC)..................   3,488,654
     750    St. Johns Cnty. Solid
            Waste Disp. RB,
            7.25%, 11/1/10 (FGIC).................     829,725
   1,000    St. Petersburg Hlth. Facs. Auth. RB,
            St. Mary's Allegheny Hlth. Sys.,
            7.00%, 12/1/21 (MBIA).................   1,088,780
     750    Tampa Gtd. Entitlement RB,,
            7.05%, 10/1/07 (AMBAC)................     830,640
   1,500    Tampa Sports Auth. RB, Sales
            Tax Tampa Bay Arena Proj.,
            5.75%, 10/1/25 (MBIA).................   1,499,910
   3,500    Volusia Cnty. Edl. Facs. Auth. RB,
            Embry-Riddle Aero-A
            6.125%, 10/15/16......................   3,449,985
   2,600    Volusia Cnty. Edl. Facs. Auth. RB,
            Embry-Riddle Aero-A
            6.125%, 10/15/26......................   2,564,588
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $   850    Winter Haven Hsg. Auth.
            Multi-Fam. Mtg. RB,
            Abbey Lane Apts. (Ser. C),
            7.00%, 7/1/12 (FNMA).................. $   893,758
   1,750    Winter Haven Hsg. Auth. Multi-Fam.
            Mtg. RB, Abbey Lane Apts. (Ser. C),
            7.00%, 7/1/24 (FNMA)..................   1,815,887
              TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $145,336,387).............. 152,192,140

  SHARES
MUTUAL FUND SHARES -- 2.7%
  4,249,000  Lehman Municipal Money
             Market Fund
             (cost $4,249,000)...........           4,249,000
               TOTAL INVESTMENTS --
                  (COST $149,585,387)....   99.7%  156,441,140
               OTHER ASSETS AND
                  LIABILITIES -- NET.....      .3      389,582
               NET ASSETS --.............  100.0% $156,830,722

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corporation
FGIC -- Insured by Financial Guaranty Insurance Company
FNMA -- Insured by Federal National Mortgage Association
FHA -- Insured by Federal Housing Authority
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage
Association
GO -- General Obligation Bond
IDR -- Industrial Development Revenue Bond
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Investors Assurance
PCR -- Pollution Control Revenue Bond
RB -- Revenue Bond
See accompanying notes to financial statements.
                                                                              19

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of Florida)

ASSETS:
   Investments at value (identified cost $149,585,387)...........................................................  $156,441,140
   Cash..........................................................................................................           709
   Interest receivable...........................................................................................     2,801,347
   Receivable for securities sold................................................................................     1,611,060
   Receivable for Fund shares sold...............................................................................        70,289
   Prepaid expenses..............................................................................................         5,237
         Total assets............................................................................................   160,929,782
LIABILITIES:
   Payable for securities purchased..............................................................................     3,170,740
   Dividends payable.............................................................................................       483,495
   Payable for Fund shares redeemed..............................................................................       279,924
   Accrued advisory fee..........................................................................................        95,440
   Distribution fee payable......................................................................................        42,042
   Accrued expenses..............................................................................................        27,419
         Total liabilities.......................................................................................     4,099,060
NET ASSETS.......................................................................................................  $156,830,722
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $149,709,292
   Undistributed net investment income...........................................................................        98,832
   Accumulated net realized gain on investment transactions......................................................       166,845
   Net unrealized appreciation of investments....................................................................     6,855,753
         Net assets..............................................................................................  $156,830,722
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($115,723,258 (division sign) 11,934,283 shares of beneficial interest outstanding)............  $       9.70
   Sales charge -- 4.75% of offering price.......................................................................           .48
         Maximum offering price..................................................................................  $      10.18
   Class B Shares ($28,848,699 (division sign) 2,975,000 shares of beneficial interest outstanding)..............  $       9.70
   Class Y Shares ($12,258,765 (division sign) 1,264,156 shares of beneficial interest outstanding)..............  $       9.70

See accompanying notes to financial statements.
20

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of Florida)

INVESTMENT INCOME:
   Interest........................................................................................               $9,791,218
EXPENSES:
   Advisory fee....................................................................................  $  803,741
   Administrative personnel and service fees.......................................................      81,881
   Distribution fee -- Class A Shares..............................................................     240,978
   Distribution fee -- Class B Shares..............................................................     215,869
   Shareholder services fee -- Class B Shares......................................................      71,956
   Transfer agent fee..............................................................................      78,665
   Custodian fee...................................................................................      71,899
   Registration and filing fees....................................................................      68,201
   Reports and notices to shareholders.............................................................      56,346
   Professional fees...............................................................................      33,347
   Insurance expense...............................................................................       5,503
   Trustees' fees and expenses.....................................................................       3,941
   Miscellaneous...................................................................................      22,740
                                                                                                      1,755,067
   Less: Fee waivers and expense reimbursements....................................................    (473,830)
         Net expenses..............................................................................                1,281,237
Net investment income..............................................................................                8,509,981
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions....................................................                1,550,230
   Net change in unrealized appreciation of investments............................................               (2,163,335)
   Net loss on investments.........................................................................                 (613,105)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $7,896,876

See accompanying notes to financial statements.
                                                                              21

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of Florida)

                                                                                                    YEAR            FOUR MONTHS
                                                                                                    ENDED              ENDED
                                                                                                 AUGUST 31,         AUGUST 31,
                                                                                                    1996               1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................................................    $   8,509,981      $   2,976,370
   Net realized gain on investment transactions.............................................        1,550,230            865,584
   Net change in unrealized appreciation of investments.....................................       (2,163,335)         2,620,594
      Net increase in net assets resulting from operations..................................        7,896,876          6,462,548
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................       (6,726,492)        (2,733,700)
   Class B Shares...........................................................................       (1,290,196)          (211,396)
   Class Y Shares...........................................................................         (417,123)           (31,274)
         Total distributions from net investment income.....................................       (8,433,811)        (2,976,370)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares...........................................................................               --           (210,099)
   FROM NET REALIZED GAINS:
   Class A Shares...........................................................................               --           (820,461)
      Total distributions to shareholders...................................................       (8,433,811)        (4,006,930)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................       23,857,675          4,227,591
   Proceeds from shares issued in acquisition of First Union
      Florida Municipal Bond Portfolio......................................................               --         38,045,323
   Proceeds from reinvestment of distributions..............................................        2,678,816          1,604,983
   Payment for shares redeemed..............................................................      (36,571,005)       (47,473,841)
      Net decrease resulting from Fund share transactions...................................      (10,034,514)        (3,595,944)
      Net decrease in net assets............................................................      (10,571,449)        (1,140,326)
NET ASSETS:
   Beginning of period......................................................................      167,402,171        168,542,497
   End of period (includes undistributed net investment income of $98,832 and $22,662,
     respectively)..........................................................................    $ 156,830,722      $ 167,402,171

See accompanying notes to financial statements.
22

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of Florida)

                                                                                           CLASS A SHARES
                                                                           YEAR       FOUR MONTHS
                                                                          ENDED          ENDED
                                                                        AUGUST 31,    AUGUST 31,        YEAR ENDED APRIL 30,
                                                                           1996         1995*||          1995||      1994||
PER SHARE DATA:
Net asset value, beginning of period.................................       $9.74          $9.61           $9.52       $9.95
Income (loss) from investment operations:
  Net investment income..............................................         .54            .19             .54         .56
  Net realized and unrealized gain (loss) on investments.............        (.04)           .22             .11        (.36)
    Total from investment operations.................................         .50            .41             .65         .20
Less distributions to shareholders from:
  Net investment income..............................................        (.54)          (.19)           (.54)       (.56)
  In excess of net investment income.................................          --           (.03)             --          --
  Net realized gain on investments...................................          --           (.06)           (.02)       (.07)
  Paid-in capital....................................................          --             --              --          --
    Total distributions..............................................        (.54)          (.28)           (.56)       (.63)
Net asset value, end of period.......................................       $9.70          $9.74           $9.61       $9.52
TOTAL RETURN+........................................................        5.1%           4.2%            7.1%        1.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................    $115,723       $136,449        $168,542    $199,612
Ratios to average net assets:
  Expenses...........................................................        .63%**         .82%++**        .61%        .56%
  Net investment income..............................................       5.46%**        4.89%++**       5.73%       5.37%
Portfolio turnover rate..............................................         30%            29%             53%         32%

                                                                        1993||
PER SHARE DATA:
Net asset value, beginning of period.................................     $9.35
Income (loss) from investment operations:
  Net investment income..............................................       .56
  Net realized and unrealized gain (loss) on investments.............       .67
    Total from investment operations.................................      1.23
Less distributions to shareholders from:
  Net investment income..............................................      (.56)
  In excess of net investment income.................................        --
  Net realized gain on investments...................................      (.07)
  Paid-in capital....................................................        --
    Total distributions..............................................      (.63)
Net asset value, end of period.......................................     $9.95
TOTAL RETURN+........................................................     13.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................  $198,286
Ratios to average net assets:
  Expenses...........................................................      .58%
  Net investment income..............................................     5.66%
Portfolio turnover rate..............................................       24%

*  The Fund changed its fiscal year end from April 30 to August 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sale charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                          CLASS A SHARES
                                                                                        YEAR       FOUR MONTHS
                                                                                       ENDED          ENDED
                                                                                     AUGUST 31,    AUGUST 31,
                                                                                        1996          1995
Expenses..........................................................................       .95%         1.05%
Net investment income.............................................................      5.14%         4.66%

|| On June 30, 1995, ABT Florida Tax-Free Fund sold its net assets to First
   Union Florida Municipal Bond Portfolio which was subsequently renamed Evergreen Florida Municipal Bond Fund. ABT Florida Tax-Free Fund was the accounting survivor in the combination. Accordingly, the information stated in the above table prior to the combination reflects the results of ABT Florida Tax-Free Fund. The net asset values per share and related per share data have been restated to reflect the conversion of shares.
     See accompanying notes to financial statements.
                                                                              23

                     EVERGREEN FLORIDA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Florida)

                                                                                                              CLASS Y
                                                                                   CLASS B SHARES              SHARES
                                                                              YEAR        JUNE 30, 1995*        YEAR
                                                                             ENDED           THROUGH           ENDED
                                                                           AUGUST 31,       AUGUST 31,       AUGUST 31,
                                                                              1996             1995             1996
PER SHARE DATA:
Net asset value, beginning of period....................................       $9.74            $9.67            $9.74
Income from investment operations:
  Net investment income.................................................         .44              .07              .53
  Net realized and unrealized gain (loss) on investments................        (.04)             .10             (.03)
    Total from investment operations....................................         .40              .17              .50
Less distributions to shareholders from:
  Net investment income.................................................        (.44)            (.07)            (.54)
  In excess of net investment income....................................          --             (.03)              --
    Total distributions.................................................        (.44)            (.10)            (.54)
Net asset value, end of period..........................................       $9.70            $9.74            $9.70
TOTAL RETURN+...........................................................        4.2%             1.5%             5.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................     $28,849          $27,351          $12,259
Ratios to average net assets:
  Expenses**............................................................       1.56%            1.44%++           .57%
  Net investment income**...............................................       4.52%            3.22%++          5.55%
Portfolio turnover rate.................................................         30%              29%              30%

                                                                           JUNE 30, 1995*
                                                                              THROUGH
                                                                             AUGUST 31,
                                                                                1995
PER SHARE DATA:
Net asset value, beginning of period....................................        $9.67
Income from investment operations:
  Net investment income.................................................          .09
  Net realized and unrealized gain (loss) on investments................          .10
    Total from investment operations....................................          .19
Less distributions to shareholders from:
  Net investment income.................................................         (.09)
  In excess of net investment income....................................         (.03)
    Total distributions.................................................         (.12)
Net asset value, end of period..........................................        $9.74
TOTAL RETURN+...........................................................         1.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................       $3,602
Ratios to average net assets:
  Expenses**............................................................         .59%++
  Net investment income**...............................................        4.93%++
Portfolio turnover rate.................................................          29%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                             CLASS B SHARES                CLASS Y SHARES
                                                                          YEAR      JUNE 30, 1995*      YEAR      JUNE 30, 1995*
                                                                         ENDED         THROUGH         ENDED         THROUGH
                                                                       AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                          1996           1995           1996           1995
Expenses.............................................................     1.76%          1.64%           .77%           .79%
Net investment income................................................     4.32%          3.02%          5.35%          4.73%

See accompanying notes to financial statements.
24

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND

(Drawing of the state of Georgia)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GEORGIA MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen Georgia Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Georgia Municipal Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 1.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.1%


(Class A chart appears here. Plot points are below.)


7/2/93*     8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


CLASS B
ONE YEAR TOTAL RETURN = 0.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.1%


(Class B chart appears here. Plot points are below.)


7/2/93*     8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


CLASS Y
ONE YEAR TOTAL RETURN = 6.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.5%


(Class Y chart appears here. Plot points are below.)


2/28/94*    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


 - - EVERGREEN GEORGIA MUNICIPAL BOND FUND
_____ LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              25

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of Georgia)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
  LONG-TERM MUNICIPAL SECURITIES -- 98.4%
            GEORGIA -- 96.2%
   $500     Appling Cnty. Dev. Auth. PCR,
            7.15%, 1/1/21, (MBIA)................. $   557,365
    160     Atlanta, Arpt. Facs. RB,
            7.25%, 1/1/17, (AMBAC)................     172,990
    500     Burke Cnty. Dev. Auth. PCR,
            8.00%, 1/1/22, (MBIA).................     593,935
    300     Butts Cnty. COP,
            6.75%, 12/1/14, (MBIA)................     331,152
    350     Cartersville, Dev. Auth. RB,
            Wtr. & Waste Facs.,
            7.40%, 11/1/10........................     407,719
    120     Cartersville, GO,
            6.70%, 1/1/12.........................     133,324
    500     Cherokee Cnty. Wtr. & Swr.
            Auth. Ref. & Impt. RB,
            5.50%, 8/1/18, (MBIA).................     484,510
    500     Clayton Cnty.
            Hsg. Auth. Mtg. RB,
            7.125%, 12/1/25, (FHA/VA).............     522,675
    500     Columbia Cnty.
            Wtr. & Swr. RB,
            6.25%, 6/1/12.........................     522,010
    500     DeKalb Cnty.
            Sch. Dist. (Ser. A),
            6.25%, 7/1/11.........................     539,765
    500     DeKalb Cnty. Hsg. Auth. RB,
            The Lakes at Indian Creek Proj.,
            7.15%, 1/1/25, (FSA)..................     519,925
    345     Douglasville Cnty.
            Wtr. & Swr. Auth. RB,
            5.625%, 6/1/15, (AMBAC)...............     342,795
    600     Fayette Cnty. Sch. Dist.,
            6.125%, 3/1/15........................     616,296
    500     Forsyth Cnty. Sch. Dist. GO,
            6.75%, 7/1/16.........................     561,205
    400     Fulton Cnty. Wtr. & Swr. RB,
            6.375%, 1/1/14, (FGIC)................     430,368
    500     George L. Smith II, World
            Congress Ctr. Auth. RB,
            Domed Stadium Proj.,
            7.875%, 7/1/20........................     546,090
    400     Georgia State, Hsg. & Fin.
            Auth. RB, (Ser. A),
            6.55%, 12/1/27........................     406,064
    400     Georgia State, Muni. Elec.
            Auth. Pwr. RB, (Ser. EE),
            7.25%, 1/1/24, (AMBAC)................     480,884
    500     Glynn-Brunswick
            Mem. Hosp. Auth. RB
            6.00%, 8/1/16, (MBIA).................     499,970
    500     Hall Cnty. Sch. Dist. GO,
            6.70%, 12/1/14........................     548,510
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
  $ 330     Metro Atlanta Rapid Tran.
            Auth. Sales Tax RB,
            7.00%, 7/1/11, (FGIC)................. $   377,190
    500     Putnam Cnty. Sch. Dist. GO,
            6.90%, 2/1/14 (AMBAC).................     558,365
    800     Savannah, Eco. Dev. Auth. IDR,
            Hershey Foods Corp. Proj.,
            6.60%, 6/1/12.........................     864,408
    500     Savannah, Hosp. Auth. RB,
            St. Josephs Hosp. Proj.,
            6.125%, 7/1/12........................     508,300
    500     Savannah, Hosp. Auth. RB,
            St. Josephs Hosp. Proj.,
            6.20%, 7/1/23.........................     488,455
    300     Washington Cnty. Sch. Dist. GO,
            6.875%, 1/1/14, (AMBAC)...............     334,281
                                                    12,348,551
            PUERTO RICO -- 2.2%
    265     Puerto Rico Commonwealth, GO,
            6.25%, 7/1/11, (MBIA).................     286,356
            TOTAL LONG-TERM MUNICIPAL SECURITIES
            (COST $12,157,736)....................  12,634,907

 SHARES
 MUTUAL FUND SHARES -- .8%
 101,000    Lehman Municipal Money
            Market Fund
            (COST $101,000)......................     101,000
            TOTAL INVESTMENTS --
            (COST $12,258,736)............   99.2%  12,735,907
            OTHER ASSETS AND
            LIABILITIES -- NET............      .8     108,481
            NET ASSETS --.................  100.0% $12,844,388

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corporation
COP -- Certificate of Participation
FGIC -- Insured by Financial Guaranty Insurance Company
FHA/VA -- Insured by Federal Housing Authority/Veteran Administration FSA -- Insured by Financial Security Assurance
GO -- General Obligation Bond
IDR -- Industrial Development Revenue Bond
MBIA -- Insured by Municipal Bond Investors Assurance
PCR -- Pollution Control Revenue Bond
RB -- Revenue Bond
See accompanying notes to financial statements.
26

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of Georgia)

ASSETS:
   Investments at value (identified cost $12,258,736).............................................................  $12,735,907
   Cash...........................................................................................................          421
   Interest receivable............................................................................................      158,152
   Receivable for Fund shares sold................................................................................       84,959
   Prepaid expenses...............................................................................................        4,589
         Total assets.............................................................................................   12,984,028
LIABILITIES:
   Accrued expenses...............................................................................................      114,556
   Dividends payable..............................................................................................       14,325
   Distribution fee payable.......................................................................................        7,059
   Payable for Funds shares repurchased...........................................................................        3,700
         Total liabilities........................................................................................      139,640
NET ASSETS........................................................................................................  $12,844,388
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $13,049,634
   Undistributed net investment income............................................................................        1,349
   Accumulated net realized loss on investment transactions.......................................................     (683,766)
   Net unrealized appreciation of investments.....................................................................      477,171
         Net assets...............................................................................................  $12,844,388
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,953,549 (division sign) 204,081 shares of beneficial interest outstanding)..................  $      9.57
   Sales charge -- 4.75% of offering price........................................................................          .48
         Maximum offering price...................................................................................  $     10.05
   Class B Shares ($9,271,159 (division sign) 968,330 shares of beneficial interest outstanding)..................  $      9.57
   Class Y Shares ($1,619,680 (division sign) 169,158 shares of beneficial interest outstanding)..................  $      9.57

See accompanying notes to financial statements.
                                                                              27

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of Georgia)

INVESTMENT INCOME:
   Interest............................................................................................              $734,247
EXPENSES:
   Advisory fee........................................................................................  $  63,102
   Administrative personnel and services fees..........................................................      4,159
   Distribution fee -- Class A Shares..................................................................      5,047
   Distribution fee -- Class B Shares..................................................................     63,447
   Shareholder services fee -- Class B Shares..........................................................     21,149
   Transfer agent fee..................................................................................     72,480
   Registration and filing fees........................................................................     64,358
   Custodian fee.......................................................................................     56,623
   Professional fees...................................................................................     25,128
   Reports and notices to shareholders.................................................................     19,578
   Insurance expense...................................................................................      3,956
   Miscellaneous.......................................................................................      9,632
                                                                                                           408,659
   Less: Fee waivers and expense reimbursements........................................................   (239,934)
         Net expenses..................................................................................               168,725
Net investment income..................................................................................               565,522
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions........................................................                28,904
   Net change in unrealized appreciation of investments................................................                57,035
Net gain on investments................................................................................                85,939
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................              $651,461

See accompanying notes to financial statements.
28

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of Georgia)

                                                                                                                EIGHT MONTHS
                                                                                                  YEAR ENDED       ENDED
                                                                                                  AUGUST 31,     AUGUST 31,
                                                                                                     1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $   565,522   $    315,309
   Net realized gain on investment transactions.................................................       28,904        178,194
   Net change in unrealized appreciation of investments.........................................       57,035        571,056
      Net increase in net assets resulting from operations......................................      651,461      1,064,559
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...............................................................................     (100,626)       (61,558)
   Class B Shares...............................................................................     (357,853)      (232,039)
   Class Y Shares...............................................................................     (109,101)       (21,712)
      Total distributions to shareholders.......................................................     (567,580)      (315,309)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................    5,651,629      2,941,604
   Proceeds from reinvestment of distributions..................................................      366,974        212,632
   Payment for shares redeemed..................................................................   (4,232,687)    (1,511,506)
      Net increase resulting from Fund share transactions.......................................    1,785,916      1,642,730
      Net increase in net assets................................................................    1,869,797      2,391,980
NET ASSETS:
   Beginning of period..........................................................................   10,974,591      8,582,611
   End of period (includes undistributed net investment income of $1,349 and $3,407,
     respectively)..............................................................................  $12,844,388   $ 10,974,591

See accompanying notes to financial statements.
                                                                              29

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of Georgia)

                                                                                                CLASS A SHARES
                                                                                                EIGHT MONTHS       YEAR
                                                                                    YEAR ENDED     ENDED          ENDED
                                                                                    AUGUST 31,   AUGUST 31,    DECEMBER 31,
                                                                                       1996        1995#           1994
PER SHARE DATA:
Net asset value, beginning of period...............................................    $9.47        $8.74         $10.19
Income (loss) from investment operations:
  Net investment income............................................................      .48          .33            .48
  Net realized and unrealized gain (loss) on investments...........................      .10          .73          (1.45)
    Total from investment operations...............................................      .58         1.06           (.97)
Less distributions to shareholders from net investment income......................     (.48)        (.33)          (.48)
Net asset value, end of period.....................................................    $9.57        $9.47          $8.74
TOTAL RETURN+......................................................................     6.2%        12.3%          (9.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................   $1,954       $2,098         $1,387
Ratios to average net assets:
  Expenses**.......................................................................     .88%         .71%++         .53%
  Net investment income**..........................................................    4.96%        5.39%++        5.26%
Portfolio turnover rate............................................................      21%          91%           147%

                                                                                       JULY 2,
                                                                                        1993*
                                                                                       THROUGH
                                                                                     DECEMBER 31,
                                                                                         1993
PER SHARE DATA:
Net asset value, beginning of period...............................................     $10.00
Income (loss) from investment operations:
  Net investment income............................................................        .20
  Net realized and unrealized gain (loss) on investments...........................        .19
    Total from investment operations...............................................        .39
Less distributions to shareholders from net investment income......................       (.20)
Net asset value, end of period.....................................................     $10.19
TOTAL RETURN+......................................................................       4.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................       $817
Ratios to average net assets:
  Expenses**.......................................................................       .25%++
  Net investment income**..........................................................      4.71%++
Portfolio turnover rate............................................................        15%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                           CLASS A SHARES
                                                                                                                   JULY 2,
                                                                                    EIGHT MONTHS       YEAR         1993*
                                                                        YEAR ENDED     ENDED          ENDED        THROUGH
                                                                        AUGUST 31,   AUGUST 31,    DECEMBER 31,  DECEMBER 31,
                                                                           1996        1995#           1994          1993
Expenses...............................................................     2.82%        2.83%         3.61%         6.82%
Net investment income (loss)...........................................     3.02%        3.27%         2.18%        (1.86%)

See accompanying notes to financial statements.
30

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Georgia)

                                                                                             CLASS B SHARES
                                                                                             EIGHT MONTHS        YEAR
                                                                               YEAR ENDED       ENDED           ENDED
                                                                               AUGUST 31,     AUGUST 31,     DECEMBER 31,
                                                                                  1996          1995#            1994
PER SHARE DATA:
Net asset value, beginning of period........................................      $9.47          $8.74           $10.19
Income (loss) from investment operations:
  Net investment income.....................................................        .41            .28              .43
  Net realized and unrealized gain (loss) on investments....................        .10            .73            (1.45)
    Total from investment operations........................................        .51           1.01            (1.02)
Less distributions to shareholders from net investment income...............       (.41)          (.28)            (.43)
Net asset value, end of period..............................................      $9.57          $9.47            $8.74
TOTAL RETURN+...............................................................       5.4%          11.7%           (10.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................................     $9,271         $7,538           $6,912
Ratios to average net assets:
  Expenses**................................................................      1.63%          1.46%++          1.13%
  Net investment income**...................................................      4.21%          4.64%++          4.66%
Portfolio turnover rate.....................................................        21%            91%             147%

                                                                                JULY 2,
                                                                                 1993*
                                                                                THROUGH
                                                                              DECEMBER 31,
                                                                                  1993
PER SHARE DATA:
Net asset value, beginning of period........................................     $10.00
Income (loss) from investment operations:
  Net investment income.....................................................        .18
  Net realized and unrealized gain (loss) on investments....................        .19
    Total from investment operations........................................        .37
Less distributions to shareholders from net investment income...............       (.18)
Net asset value, end of period..............................................     $10.19
TOTAL RETURN+...............................................................       3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................................     $3,692
Ratios to average net assets:
  Expenses**................................................................       .75%++
  Net investment income**...................................................      4.15%++
Portfolio turnover rate.....................................................        15%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                           CLASS B SHARES
                                                                                                                   JULY 2,
                                                                                    EIGHT MONTHS      YEAR          1993*
                                                                        YEAR ENDED     ENDED         ENDED         THROUGH
                                                                        AUGUST 31,   AUGUST 31,   DECEMBER 31,   DECEMBER 31,
                                                                           1996        1995#          1994           1993
Expenses...............................................................    3.54%        3.58%         4.21%           7.32%
Net investment income (loss)...........................................    2.30%        2.52%         1.58%          (2.42%)

See accompanying notes to financial statements.
                                                                              31

                     EVERGREEN GEORGIA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Georgia)

                                                                                               CLASS Y SHARES
                                                                                                       EIGHT MONTHS
                                                                                         YEAR ENDED       ENDED
                                                                                         AUGUST 31,     AUGUST 31,
                                                                                            1996          1995#
PER SHARE DATA:
Net asset value, beginning of period..................................................      $9.47          $8.74
Income (loss) from investment operations:
  Net investment income...............................................................        .50            .35
  Net realized and unrealized gain (loss) on investments..............................        .10            .73
    Total from investment operations..................................................        .60           1.08
Less distributions to shareholders from net investment income.........................       (.50)          (.35)
Net asset value, end of period........................................................      $9.57          $9.47
TOTAL RETURN+.........................................................................       6.5%          12.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................................     $1,620         $1,339
Ratios to average net assets:
  Expenses**..........................................................................       .63%           .46%++
  Net investment income**.............................................................      5.21%          5.64%++
Portfolio turnover rate...............................................................        21%            91%

                                                                                        FEBRUARY 28, 1994*
                                                                                             THROUGH
                                                                                        DECEMBER 31, 1994
PER SHARE DATA:
Net asset value, beginning of period..................................................         $9.83
Income (loss) from investment operations:
  Net investment income...............................................................           .42
  Net realized and unrealized gain (loss) on investments..............................         (1.09)
    Total from investment operations..................................................          (.67)
Less distributions to shareholders from net investment income.........................          (.42)
Net asset value, end of period........................................................         $8.74
TOTAL RETURN+.........................................................................         (6.9%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................................          $284
Ratios to average net assets:
  Expenses**..........................................................................          .31%++
  Net investment income**.............................................................         5.68%++
Portfolio turnover rate...............................................................          147%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                CLASS Y SHARES
                                                                                             EIGHT MONTHS   FEBRUARY 28, 1994*
                                                                                 YEAR ENDED     ENDED            THROUGH
                                                                                 AUGUST 31,   AUGUST 31,       DECEMBER 31,
                                                                                    1996        1995#              1994
Expenses........................................................................    2.51%        2.58%             3.39%
Net investment income...........................................................    3.33%        3.52%             2.60%

See accompanying notes to financial statements.
32

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND

(Drawing of the state of New Jersey)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN NEW JERSEY TAX FREE INCOME FUND
     The graphs below compare a $10,000 investment in the Evergreen New Jersey Tax Free Income Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Municipal Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 0.2%
FIVE YEAR TOTAL RETURN = 6.0%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 6.2%

(Class A chart appears here. Plot points are below.)

7/16/91*  2/29/92  2/28/93  2/28/94  2/28/95  2/29/96  8/31/96*

(Customer to fill in plot points.)


CLASS B
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 5.2%

(Class B chart appears here. Plot points are below.)

1/30/96*    2/28/96     5/31/96     8/31/96

(Customer to fill in plot points.)


CLASS Y
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 0.2%

(Class Y chart appears here. Plot points are below.)

2/8/96*     2/28/96     5/31/96     8/31/96

(Customer to fill in plot points.)

 - - EVERGREEN NEW JERSEY TAX FREE INCOME FUND
____ LEHMAN BROTHERS MUNICIPAL BOND INDEX


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              33

                      EVERGREEN NEW JERSEY TAX FREE INCOME
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of New Jersey)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- 93.3%
            NEW JERSEY -- 86.8%
    $250    Bayshore Regional Swr. Auth.
            RB, Subordinated Swr.,
            5.50%, 4/1/12 (MBIA)................... $  246,388
   1,000    Bergen Cnty. Utils. Auth.
            Wtr., (Ser. B),
            5.75%, 12/15/05........................  1,053,590
     500    Burlington Cnty. Bridge
            Commission Sys. RB,
            5.30%, 10/1/13.........................    484,145
     750    Burlington Cnty. GO, (Ser. A),
            4.40%, 3/15/01.........................    742,688
     500    Burlington Cnty. GO,
            4.875%, 11/15/09.......................    469,105
   1,000    Burlington Cnty. GO,
            6.95%, 9/15/97.........................  1,029,620
     500    Camden Cnty. Impt.
            Auth. Lease RB,
            5.625%, 10/1/15 (MBIA).................    490,515
     500    Camden Cnty. Impt.
            Auth. Lease RB,
            6.00%, 12/1/12.........................    502,950
     500    Camden Cnty. Muni. Utils.
            Auth. Swr. RB,
            5.125%, 7/15/17 (FGIC).................    461,690
     500    Cape May Cnty. Muni. Utils.
            Auth. Swr. RB, (Ser. A),
            5.75%, 1/1/16 (MBIA)...................    494,780
   1,000    Delaware River & Bay Auth. RB,
            5.00%, 1/1/17 (MBIA)...................    901,800
     475    Delaware River Joint Toll
            Bridge Commission RB,
            6.25%, 7/1/12..........................    492,775
     500    Delaware River Port
            Auth. of PA & NJ, RB,
            5.40%, 1/1/15 (FGIC)...................    478,650
     200    Edison Township, GO,
            6.50%, 6/1/09..........................    218,522
     250    Essex Cnty. Utils. Auth.
            Solid Waste,
            5.50%, 4/1/11 (FSA)....................    246,050
     250    Essex Cnty. Utils. Auth.
            Solid Waste,
            5.60%, 4/1/16 (FSA)....................    244,178
     600    Gloucester Cnty. GO,
            6.30%, 2/1/12 (MBIA)...................    626,658
     500    Gloucester Cnty. Utils.
            Auth. Swr. RB,
            6.50%, 1/1/21..........................    517,490
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
    $200    Hoboken, GO,
            6.65%, 8/1/11.......................... $  217,128
     250    Hudson Cnty. GO,
            5.125%, 8/1/08, (AMBAC)................    244,863
     685    Jersey City Swr. Auth. GO,
            7.00%, 1/1/19..........................    702,392
     400    Lakewood Township,
            School District, GO,
            6.25%, 2/15/12, (AMBAC)................    430,520
     500    Manalapan Regl. Brd. Ed. GO,
            5.00%, 5/1/05..........................    500,665
     305    Mercer Cnty. Imp. Auth. RB,
            6.05%, 1/1/11..........................    304,973
     500    Middlesex Cnty. GO,
            5.80%, 10/1/10.........................    511,100
     150    Millburn Township, GO,
            6.00%, 7/15/99.........................    156,819
     800    Monmouth Cnty. Impt. Auth. GO,
            Correctional Facs. Monmouth Proj.,
            6.40%, 8/1/08..........................    848,568
     500    New Jersey Bldg. Auth. RB,
            5.00%, 6/15/13.........................    458,905
     500    New Jersey Bldg. Auth. RB,
            5.00%, 6/15/18.........................    445,730
     300    New Jersey Bldg. Auth. RB,
            6.25%, 6/15/13.........................    318,984
     225    New Jersey Bldg. Auth. RB,
            7.20%, 6/15/13.........................    238,862
     300    New Jersey Eco. Dev. Auth.
            RB, (Ser. A),
            6.60%, 8/1/21..........................    310,911
     400    New Jersey Eco. Dev.
            Auth. RB, NJ American
            Wtr. Co. Proj.-A,
            5.35%, 6/1/23, (FGIC)..................    375,136
     500    New Jersey Eco. Dev.
            Auth. RB, NJ Performing
            Arts Ctr. Proj.,
            5.50%, 6/15/13, (AMBAC)................    489,235
   1,000    New Jersey Eco. Dev. Auth. RB,
            Public Schs. Small Proj. Loan Prog.,
            5.40%, 8/15/13.........................    972,500
     400    New Jersey Edl. Facs. Auth. RB,
            6.375%, 7/1/11, (MBIA).................    417,724
     325    New Jersey Edl. Facs.
            Auth. RB, (Ser. A),
            5.70%, 7/1/97..........................    329,927

34

                      EVERGREEN NEW JERSEY TAX FREE INCOME
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of New Jersey)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            NEW JERSEY -- CONTINUED
    $250    New Jersey Edl. Facs. Auth.
            RB, (Ser. B),
            6.50%, 7/1/11.......................... $  267,065
     500    New Jersey Edl. Facs. Auth.
            RB, (Ser. C),
            6.375%, 7/1/22.........................    522,005
     300    New Jersey Edl. Facs. Auth.
            RB, (Ser. C),
            6.50%, 7/1/11, (MBIA)..................    328,023
     500    New Jersey Edl. Facs. Auth.
            RB, (Ser. D),
            6.20%, 7/1/17, (AMBAC).................    517,170
     600    New Jersey Edl. Facs. Auth.
            RB, Seton Hall Proj., (Ser. A),
            6.25%, 7/1/10..........................    628,428
     400    New Jersey Health Care Facs.
            Financing Auth. RB,
            6.50%, 7/1/12..........................    425,888
     750    New Jersey Health Care Facs.
            Financing Auth. Atlantic
            City Med. Center RB,
            6.80%, 7/1/05..........................    806,243
     750    New Jersey Health Care Facs.
            Financing Auth. RB
            Hackensack Medical Center,
            6.625%, 7/1/17, (FGIC).................    797,858
     300    New Jersey Health Care Facs.
            Financing Auth. RB, Mercer
            Medical Center, (Ser. E),
            6.45%, 7/1/05, (MBIA)..................    322,110
     500    New Jersey Health Care Facs.
            Financing Auth. RB, Overlook
            Hosp. Assn. Robert Wood
            Johnson Univ. Hosp., (Ser E),
            6.70%, 7/1/13, (MBIA)..................    519,110
     185    New Jersey Health Care Facs.
            Financing Auth. Robert Wood
            Johnson Univ. Hosp.,
            6.625%, 7/1/16.........................    196,805
     500    New Jersey Health Care Facs.
            Financing Auth. Shore Mem.
            Hosp. Health Care Sys. RB,
            5.00%, 7/1/12, (MBIA)..................    462,790
     500    New Jersey Hwy. Auth. RB,
            6.25%, 1/1/14..........................    515,950
   1,000    New Jersey Sports & Exposition
            RB, (Ser. A),
            6.00%, 3/1/21..........................  1,006,040
     190    New Jersey State Turnpike RB,
            6.75%, 1/1/09..........................    213,505
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
    $200    New Jersey Trans.
            Trust Fund Auth.,
            4.40%, 6/15/99......................... $  200,040
     300    New Jersey Transit Corp. COP,
            6.50%, 10/1/16, (FSA)..................    323,247
     300    New Jersey Turnpike Auth.
            RB, (Ser. A),
            6.40%, 1/1/02..........................    316,989
     200    New Jersey St. (Ser. A) GO,
            6.80%, 9/15/10.........................    221,218
     500    New Jersey St. (Ser. D) GO,
            5.25%, 2/15/01.........................    513,360
     400    New Jersey St. (Ser. E) GO,
            6.00%, 7/15/07.........................    427,328
     350    North Jersey Dist. Wtr.
            Supply RB, Wanaque North
            Proj., (Ser. B),
            6.25%, 11/15/17, (MBIA)................    362,047
     500    North Jersey Dist. Wtr.
            Supply RB, Wanque South Proj.,
            6.00%, 7/1/12, (MBIA)..................    515,150
     400    North Jersey Dist. Wtr.
            Supply RB, Wanque South Proj.,
            6.50%, 7/1/21, (MBIA)..................    433,624
     500    Ocean Cnty. GO Utils. Auth. (Ser. A),
            5.75%, 1/1/18..........................    495,710
     500    Ocean Cnty. GO,
            5.80%, 9/1/10..........................    510,385
     200    Old Bridge Township GO,
            6.55%, 7/15/09, (FGIC).................    217,590
     500    Old Bridge Township Muni.
            Utils. Auth. RB,
            6.25%, 11/1/16, (FGIC).................    522,695
     500    Passaic Valley Sewage
            Commissioners RB, (Ser. D),
            5.75%, 12/1/13, (AMBAC)................    501,905
     500    Pennsauken Township,
            School Dist. GO,
            5.00%, 3/1/10..........................    467,790
     500    Port Auth. NY & NJ, RB,
            5.00%, 7/15/11, (AMBAC)................    469,955
     500    Port Auth. NY & NJ, RB, (Ser. 102),
            5.625%, 10/15/13, (MBIA)...............    493,480
     900    Port Auth. NY & NJ, RB, (Ser. 102),
            6.75%, 8/1/26..........................    961,560
     500    Rutgers St University RB, (Ser. 1),
            5.25%, 5/1/12..........................    480,350
     100    South Plainfield GO,
            6.625%, 8/1/12, (AMBAC)................    107,004

                                                                              35

                      EVERGREEN NEW JERSEY TAX FREE INCOME
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of New Jersey)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            NEW JERSEY -- CONTINUED
    $500    Stafford Muni. Utils. Auth.
            Wtr. & Swr. RB,
            6.25%, 6/1/14, (MBIA).................. $  521,755
     500    Stony Brook Regional Sewage
            Auth. RB, (Ser. B),
            5.45%, 12/1/12.........................    487,644
     500    Trenton GO,
            6.55%, 8/15/09, (MBIA).................    543,974
     400    University Medicine &
            Dentistry RB, (Ser. E),
            5.75%, 12/1/21.........................    419,127
     500    University Medicine &
            Dentistry RB, (Ser. E),
            6.50%, 12/1/18.........................    549,494
     200    Washington Township Muni.
            Utils. Auth. Sys. RB, (Ser. A),
            6.70%, 2/1/11, (AMBAC).................    216,455
   1,000    West Windsor, GO,
            5.50%, 12/1/10, (FGIC).................    996,000
     500    Winslow Township GO,
            6.50%, 10/1/18, (FGIC).................    537,300
                                                    38,318,702
            PUERTO RICO -- 6.5%
     500    Puerto Rico Commonwealth GO,
            5.50%, 7/1/13..........................    474,195
     300    Puerto Rico Commonwealth GO,
            6.80%, 7/1/21..........................    335,727
     500    Puerto Rico Commonwealth GO,
            (Ser. A),
            6.00%, 7/1/14..........................    497,785
     275    Puerto Rico Elec.
            Pwr. Auth. RB,
            6.50%, 7/1/05, (MBIA)..................    306,020
     500    Puerto Rico Elec. Pwr.
            Auth. RB, (Ser. P),
            7.00%, 7/1/21..........................    559,485
     400    Puerto Rico Pub. Bldgs. Auth.
            Gtd. Hlth. Facs. RB, (Ser. J),
            7.00%, 7/1/19..........................    426,000
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
    $250    Puerto Rico Pub. Bldgs. Auth.
            Gtd. RB,
            6.25%, 7/1/09, (AMBAC)................. $  271,163
                                                     2,870,375
              TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $40,146,982)................ 41,189,077

 SHARES
MUTUAL FUND SHARES -- 5.9%
  773,051   Dreyfus New Jersey Municipal
            Money Market Fund......................    773,051
1,810,178   Federated New Jersey
            Municipal Cash Trust...................  1,810,178
              TOTAL MUTUAL FUND SHARES
                 (COST $2,583,229).........          2,583,229
              TOTAL INVESTMENTS --
                 (COST $42,730,211)........   99.1%  43,772,306
              OTHER ASSETS AND
                 LIABILITIES -- NET........      .9     390,065
              NET ASSETS --................  100.0% $44,162,371

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance
Corporation
COP -- Certificate of Participation
FGIC -- Insured by Federal Guaranty Insurance Corporation
FSA -- Insured by Financial Security Assurance
GO -- General Obligation Bond
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bond
See accompanying notes to financial statements.
36

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of New Jersey)

ASSETS:
   Investments at value (identified cost $42,730,211).............................................................  $43,772,306
   Interest receivable............................................................................................      544,652
   Receivable for Fund shares sold................................................................................       11,476
   Prepaid expenses...............................................................................................        1,292
         Total assets.............................................................................................   44,329,726
LIABILITIES:
   Dividends payable..............................................................................................       93,696
   Accrued expenses...............................................................................................       68,070
   Distribution fee payable.......................................................................................        5,589
         Total liabilities........................................................................................      167,355
NET ASSETS........................................................................................................  $44,162,371
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $43,505,944
   Undistributed net investment income............................................................................       15,515
   Accumulated net realized loss on investment transactions.......................................................     (401,183)
   Net unrealized appreciation of investments.....................................................................    1,042,095
         Net assets...............................................................................................  $44,162,371
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($32,377,124 (division sign) 3,010,604 shares of beneficial interest outstanding)...............  $     10.75
   Sales charge -- 4.75% of offering price........................................................................          .54
         Maximum offering price...................................................................................  $     11.29
   Class B Shares ($2,709,358 (division sign) 251,931 shares of beneficial interest outstanding)..................  $     10.75
   Class Y Shares ($9,075,889 (division sign) 843,932 shares of beneficial interest outstanding)..................  $     10.75

See accompanying notes to financial statements.
                                                                              37

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31, 1996
(Drawing of the state of New Jersey)

INVESTMENT INCOME:
   Interest..........................................................................................              $1,158,964
EXPENSES:
   Advisory fee......................................................................................  $ 107,212
   Administrative personnel and service fees.........................................................      9,468
   Distribution fee -- Class A Shares................................................................     42,308
   Distribution fee -- Class B Shares................................................................      5,856
   Shareholder services fee -- Class B Shares........................................................      1,949
   Custodian fee.....................................................................................     28,357
   Transfer agent fee................................................................................     12,666
   Reports and notices to shareholders...............................................................      9,453
   Professional fees.................................................................................      6,238
   Insurance expense.................................................................................      5,511
   Trustees' fees and expenses.......................................................................      3,592
   Miscellaneous.....................................................................................      1,323
                                                                                                         233,933
   Less: Fee waivers and expense reimbursements......................................................   (154,885)
      Net expenses...................................................................................                  79,048
Net investment income................................................................................               1,079,916
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions......................................................                      56
   Net change in unrealized appreciation of investments..............................................                (955,855)
Net loss on investments..............................................................................                (955,799)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $  124,117

See accompanying notes to financial statements.
38

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of New Jersey)

                                                                                                   SIX MONTHS
                                                                                                     ENDED        YEAR ENDED
                                                                                                   AUGUST 31,    FEBRUARY 29,
                                                                                                      1996           1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $  1,079,916   $  1,964,872
   Net realized gain on investment transactions.................................................            56         10,000
   Net change in unrealized appreciation of investments.........................................      (955,855)     1,701,539
      Net increase in net assets resulting from operations......................................       124,117      3,676,411
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...............................................................................      (862,288)    (1,964,372)
   Class B Shares...............................................................................       (32,289)          (451)
   Class Y Shares...............................................................................      (185,339)           (56)
      Total distributions to shareholders.......................................................    (1,079,916)    (1,964,879)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................    13,167,830     11,064,767
   Proceeds from reinvestment of distributions..................................................       522,912        959,013
   Payment for shares redeemed..................................................................   (10,539,031)    (6,620,815)
      Net increase resulting from Fund share transactions.......................................     3,151,711      5,402,965
      Net increase in net assets................................................................     2,195,912      7,114,497
NET ASSETS:
   Beginning of period..........................................................................    41,966,459     34,851,962
   End of period (includes undistributed net investment income of $15,515 at August 31, 1996 and
     February 29, 1996.)........................................................................  $ 44,162,371   $ 41,966,459

See accompanying notes to financial statements.
                                                                              39

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of New Jersey)

                                                                                          CLASS A SHARES
                                                                    SIX MONTHS
                                                                      ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                    AUGUST 31,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,
                                                                      1996#           1996            1995            1994
PER SHARE DATA:
Net asset value, beginning of period.............................     $11.01         $10.53          $10.99          $11.01
Income (loss) from investment operations:
  Net investment income..........................................        .28            .56             .57             .60
  Net realized and unrealized gain (loss) on investments.........       (.26)           .48            (.46)           (.02)
    Total from investment operations.............................        .02           1.04             .11             .58
Less distributions to shareholders from net investment income....       (.28)          (.56)           (.57)           (.60)
Net asset value, end of period...................................     $10.75         $11.01          $10.53          $10.99
TOTAL RETURN+....................................................        .2%          10.1%            1.4%            5.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................    $32,377        $41,762         $34,852         $42,783
Ratios to average net assets:
  Expenses**.....................................................       .34%++         .36%            .25%            .14%
  Net investment income**........................................      5.08%++        5.15%           5.52%           5.31%
Portfolio turnover rate..........................................         0%             4%              8%              2%

                                                                    YEAR ENDED
                                                                   FEBRUARY 28,
                                                                       1993
PER SHARE DATA:
Net asset value, beginning of period.............................     $10.22
Income (loss) from investment operations:
  Net investment income..........................................        .63
  Net realized and unrealized gain (loss) on investments.........        .79
    Total from investment operations.............................       1.42
Less distributions to shareholders from net investment income....       (.63)
Net asset value, end of period...................................     $11.01
TOTAL RETURN+....................................................      14.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................    $30,863
Ratios to average net assets:
  Expenses**.....................................................       .00%
  Net investment income**........................................      5.97%
Portfolio turnover rate..........................................         5%

#  The Fund changed its fiscal year end from February 28 to August 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                          CLASS A SHARES
                                                                    SIX MONTHS
                                                                      ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                    AUGUST 31,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,
                                                                      1996#           1996            1995            1994
Expenses.........................................................      1.11%          1.03%           1.04%           1.05%
Net investment income............................................      4.31%          4.48%           4.73%           4.40%

                                                                    YEAR ENDED
                                                                   FEBRUARY 28,
                                                                       1993
Expenses.........................................................      1.16%
Net investment income............................................      4.81%

See accompanying notes to financial statements.
40

                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of New Jersey)

                                                                          CLASS B SHARES                 CLASS Y SHARES
                                                                                   JANUARY 30, 1996*
                                                               SIX MONTHS ENDED         THROUGH         SIX MONTHS ENDED
                                                               AUGUST 31, 1996#    FEBRUARY 29, 1996    AUGUST 31, 1996#
PER SHARE DATA:
Net asset value, beginning of period........................        $11.01               $11.08              $11.01
Income (loss) from investment operations:
  Net investment income.....................................           .24                  .05                 .28
  Net realized and unrealized gain (loss) on investments....          (.26)                (.07)               (.26)
    Total from investment operations........................          (.02)                (.02)                .02
Less distributions to shareholders from net investment
  income....................................................          (.24)                (.05)               (.28)
Net asset value, end of period..............................        $10.75               $11.01              $10.75
TOTAL RETURN+...............................................          (.2%)                (.2%)                .2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................        $2,709                 $186              $9,076
Ratios to average net assets:
  Expenses**++..............................................         1.28%                 .31%                .31%
  Net investment income**++.................................         4.14%                5.23%               5.12%
Portfolio turnover rate.....................................            0%                   4%                  0%

                                                              FEBRUARY 8, 1996*
                                                                   THROUGH
                                                              FEBRUARY 29, 1996
PER SHARE DATA:
Net asset value, beginning of period........................        $11.14
Income (loss) from investment operations:
  Net investment income.....................................           .03
  Net realized and unrealized gain (loss) on investments....          (.13)
    Total from investment operations........................          (.10)
Less distributions to shareholders from net investment
  income....................................................          (.03)
Net asset value, end of period..............................        $11.01
TOTAL RETURN+...............................................          (.9%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................           $18
Ratios to average net assets:
  Expenses**++..............................................          .31%
  Net investment income**++.................................         5.28%
Portfolio turnover rate.....................................            4%

#  The Fund changed its fiscal year end from February 28 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                               CLASS B SHARES               CLASS Y SHARES
                                                                                       JANUARY 30, 1996*
                                                                    SIX MONTHS ENDED        THROUGH        SIX MONTHS ENDED
                                                                    AUGUST 31, 1996#   FEBRUARY 29, 1996   AUGUST 31, 1996#
Expenses..........................................................        1.85%              1.66%                .87%
Net investment income.............................................        3.57%              3.88%               4.56%

                                                                    FEBRUARY 8, 1996*
                                                                         THROUGH
                                                                    FEBRUARY 29, 1996
Expenses..........................................................         .88%
Net investment income.............................................        4.71%

See accompanying notes to financial statements.
                                                                              41

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND

(Drawing of the state of North Carolina)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen North Carolina Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers State General Obligation Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 0.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 3.6%


(Class A chart appears here. Plot points are below.)

1/11/93*    8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


CLASS B
ONE YEAR TOTAL RETURN = 0.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 3.6%


(Class B chart appears here. Plot points are below.)

1/11/93*    8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


CLASS Y
ONE YEAR TOTAL RETURN = 5.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.0%


(Class Y chart appears here. Plot points are below.)

2/28/94*    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


- - EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
____ LEHMAN BROTHERS STATE GENERAL OBLIGATION BOND INDEX


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
42

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of North Carolina)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- 96.0%
            NORTH CAROLINA -- 89.0%
  $1,380    Burlington Hsg. Auth. Mtg. RB,
            Burlington Homes, Sec. 8-A,
            6.00%, 8/1/09......................... $ 1,373,914
   1,000    Chapel Hill Parking Fac., COP,
            6.35%, 12/1/18........................   1,025,170
   1,470    Charlotte Hsg. Dev. Corp. Mtg. RB,
            Vantage 78 Apts.,
            6.60%, 7/15/21 (FHA)..................   1,490,683
   1,000    Coastal Regional Solid Waste Mgmt.
            Auth. RB, Disp. Sys.,
            6.50%, 6/1/08.........................   1,041,830
   2,000    Craven Cnty. Indl. Facs. &
            Poll. Ctrl. Fing. Auth. RB,
            Weyerhaeuser Co. Proj.,
            6.35%, 1/1/10.........................   2,083,780
   2,390    Cumberland Cnty., Civic Center Proj.,
            COP (Ser. A),
            6.40%, 12/1/24 (AMBAC)................   2,533,519
     930    Fremont Hsg. Dev. Corp. First Lien RB,
            Torhunta Apts.,
            6.75%, 7/15/22 (FHA)..................     951,409
   1,000    Gastonia Combined Util. Sys. RB,
            6.00%, 5/1/14 (MBIA)..................   1,014,550
   1,000    Harnett Cnty., COP,
            6.40%, 12/1/14 (AMBAC)................   1,060,850
   1,000    Haywood Cnty. Indl. Facs. &
            Poll. Ctrl. Fin. Auth. RB,
            Champion Intl. Corp. Proj.,
            6.25%, 9/1/25.........................     983,960
   4,750    Martin Cnty. Indl. Facs. &
            Poll. Ctrl. Fin. Auth. RB,
            Solid Waste Disp. Weyerhaeuser Co.,
            6.80%, 5/1/24.........................   5,055,710
   4,000    North Carolina Eastn. Muni. Pwr. Sys.
            Agcy. RB (Ser. A),
            5.00%, 1/1/21.........................   3,594,800
   3,750    North Carolina Eastn. Muni. Pwr. Sys.
            Agcy. RB (Ser. A),
            6.50%, 1/1/18 (ETM)...................   3,877,200
   2,500    North Carolina Eastn. Muni. Pwr. Sys.
            Agcy., RB
            6.00%, 1/1/18 (AMBAC).................   2,569,800
   1,300    North Carolina Eastn. Muni. Pwr. Sys.
            Agcy. RB (Ser. A),
            7.00%, 1/1/24.........................   1,348,152
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $ 1,000    North Carolina Hsg. Fin. & Dev. Auth.
            RB, Single Family (Ser. HH),
            6.20%, 3/1/18......................... $   996,470
   3,950    North Carolina Hsg. Fin. & Dev. Auth.
            RB, Single Family (Ser. JJ),
            6.15%, 3/1/11 (FHA)...................   4,005,261
   1,440    North Carolina Hsg. Fin. & Dev. Auth.
            RB, Single Family (Ser. T),
            7.05%, 9/1/20 (FHA)...................   1,496,030
     500    North Carolina Med. Care Cmnty. Hlth.
            Care Fac. RB,
            1st Mtg Southminster,
            6.875%, 10/1/09.......................     513,285
   1,000    North Carolina Med. Care Cmnty. Hosp.
            RB, Alamance Health
            Svcs. Inc.,
            6.375%, 8/15/12 (FSA).................   1,056,410
   2,000    North Carolina Med. Care Cmnty. Hosp.
            RB, Rex Hosp. Proj.,
            6.25%, 6/1/17.........................   2,013,140
   1,500    North Carolina Med. Care Cmnty.
            Hosp. RB, Gaston Mem. Hosp. Proj.,
            5.50%, 2/15/19........................   1,397,610
   3,000    North Carolina Med. Care Cmnty. Hosp.
            RB, Grace Hosp. Inc.,
            5.25%, 10/1/13........................   2,779,530
   3,000    North Carolina Muni. Pwr. Agcy. RB,
            No. 1 Catawba Elec. (Ser. B),
            5.00%, 1/1/20.........................   2,691,420
   1,000    North Carolina Stud.
            Ed. Assist. Auth. RB,
            1st Mtg. Southminster (Ser. A),
            6.05%, 7/1/10.........................     998,970
   2,000    North Carolina Stud. Ed. Assist. Auth.
            RB (Ser. A),
            6.30%, 7/1/15.........................   2,001,340
   2,375    North Carolina Stud. Ed. Assist. Auth.
            RB (Ser. C),
            6.35%, 7/1/16.........................   2,388,490
   1,000    Onslow Cnty. Combined
            Enterprise Sys. RB,
            6.00%, 6/1/15 (MBIA)..................   1,010,920
   1,000    Rowan Cnty. Justice Center
            Proj., COP,
            6.25%, 12/1/07 (FSA)..................   1,071,750
                                                    54,425,953

                                                                              43

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of North Carolina)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            PUERTO RICO -- 7.0%
  $2,000    Puerto Rico Commonwealth GO,
            6.25%, 7/1/11 (MBIA).................. $ 2,161,180
   1,000    Puerto Rico Ports Auth. RB, American
            Airlines Proj. (Ser. A),
            6.25%, 6/1/26.........................     992,130
   1,000    Puerto Rico Univ. RB (Ser. N),
            6.25%, 6/1/06.........................   1,093,850
                                                     4,247,160
              TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $57,150,541)...............  58,673,113

  SHARES                                             VALUE
MUTUAL FUND SHARES -- 6.1%
 3,000,000   Lehman Municipal Money
             Market Fund......................... $ 3,000,000
   755,000   Lehman Tax Free Money
             Market Fund.........................     755,000
               TOTAL MUTUAL FUND SHARES
                  (COST $3,755,000)..............   3,755,000
               TOTAL INVESTMENTS --
                  (COST $60,905,541)....  102.1%   62,428,113
               OTHER ASSETS AND
                  LIABILITIES -- NET....   (2.1)   (1,285,712)
               NET ASSETS --............  100.0%  $61,142,401

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corporation
COP -- Certificates of Participation
ETM -- Escrowed to Maturity
FHA -- Insured by Federal Housing Authority
FSA -- Insured by Financial Security Assurance
GO -- General Obligation Bond
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bond
See accompanying notes to financial statements.
44

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of North Carolina)

ASSETS:
   Investments at value (identified cost $60,905,541).............................................................  $62,428,113
   Cash...........................................................................................................           69
   Receivable for securities sold.................................................................................      967,861
   Interest receivable............................................................................................      763,574
   Receivable for Fund shares sold................................................................................       98,736
   Prepaid expenses...............................................................................................       11,237
         Total assets.............................................................................................   64,269,590
LIABILITIES:
   Payable for securities purchased...............................................................................    2,842,908
   Accrued expenses...............................................................................................      130,904
   Dividends payable..............................................................................................       67,884
   Distribution fee payable.......................................................................................       54,187
   Payable for Fund shares redeemed...............................................................................       18,663
   Accrued advisory fee...........................................................................................       12,643
         Total liabilities........................................................................................    3,127,189
NET ASSETS........................................................................................................  $61,142,401
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $63,343,738
   Undistributed net investment income............................................................................       88,212
   Accumulated net realized loss on investment transactions.......................................................   (3,812,121)
   Net unrealized appreciation of investments.....................................................................    1,522,572
         Net assets...............................................................................................  $61,142,401
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($7,989,384 (division sign) 800,876 shares of beneficial interest outstanding)..................  $      9.98
   Sales charge -- 4.75% of offering price........................................................................          .50
         Maximum offering price...................................................................................  $     10.48
   Class B Shares ($49,382,186 (division sign) 4,950,160 shares of beneficial interest outstanding)...............  $      9.98
   Class Y Shares ($3,770,831 (division sign) 377,749 shares of beneficial interest outstanding)..................  $      9.98

See accompanying notes to financial statements.
                                                                              45

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of North Carolina)

INVESTMENT INCOME:
   Interest..........................................................................................              $3,613,797
EXPENSES:
   Advisory fee......................................................................................  $ 306,892
   Administrative personnel and service fees.........................................................     31,447
   Distribution fee -- Class A Shares................................................................     20,833
   Distribution fee -- Class B Shares................................................................    375,352
   Shareholder services fee -- Class B Shares........................................................    125,117
   Custodian fee.....................................................................................     75,846
   Reports and notices to shareholders...............................................................     63,428
   Registration and filing fees......................................................................     62,826
   Transfer agent fee................................................................................     50,839
   Professional fees.................................................................................     35,599
   Insurance expense.................................................................................      5,479
   Trustees' fees and expenses.......................................................................      2,446
   Miscellaneous.....................................................................................     35,952
                                                                                                       1,192,056
   Less: Fee waivers.................................................................................   (164,001)
      Net expenses...................................................................................               1,028,055
Net investment income................................................................................               2,585,742
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions......................................................                 483,051
   Net change in unrealized appreciation of investments..............................................                (416,432)
Net gain on investments..............................................................................                  66,619
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $2,652,361

See accompanying notes to financial statements.
46

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of North Carolina)

                                                                                                                EIGHT MONTHS
                                                                                                  YEAR ENDED       ENDED
                                                                                                  AUGUST 31,     AUGUST 31,
                                                                                                     1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $ 2,585,742   $  1,697,080
   Net realized gain on investment transactions.................................................      483,051        668,311
   Net change in unrealized appreciation of investments.........................................     (416,432)     3,902,872
      Net increase in net assets resulting from operations......................................    2,652,361      6,268,263
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...............................................................................     (396,192)      (279,937)
   Class B Shares...............................................................................   (2,003,550)    (1,389,260)
   Class Y Shares...............................................................................     (147,923)       (27,883)
      Total distributions to shareholders.......................................................   (2,547,665)    (1,697,080)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................   10,964,230      6,832,112
   Proceeds from reinvestment of distributions..................................................    1,752,076      1,191,861
   Payment for shares redeemed..................................................................  (10,003,099)    (7,507,588)
      Net increase resulting from Fund share transactions.......................................    2,713,207        516,385
      Net increase in net assets................................................................    2,817,903      5,087,568
NET ASSETS:
   Beginning of period..........................................................................   58,324,498     53,236,930
   End of period (includes undistributed net investment income of $88,212 and $50,135,
     respectively)..............................................................................  $61,142,401   $ 58,324,498

See accompanying notes to financial statements.
                                                                              47

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of North Carolina)

                                                                                            CLASS A SHARES
                                                                                            EIGHT MONTHS        YEAR
                                                                              YEAR ENDED       ENDED           ENDED
                                                                              AUGUST 31,     AUGUST 31,     DECEMBER 31,
                                                                                 1996          1995#            1994
PER SHARE DATA:
Net asset value, beginning of period.......................................      $9.95          $9.16          $10.61
Income (loss) from investment operations:
  Net investment income....................................................        .49            .33             .49
  Net realized and unrealized gain (loss) on investments...................        .02            .79           (1.45)
    Total from investment operations.......................................        .51           1.12            (.96)
Less distributions to shareholders from:
  Net investment income....................................................       (.48)          (.33)           (.49)
  Net realized gain on investments.........................................         --             --              --
    Total distributions....................................................       (.48)          (.33)           (.49)
Net asset value, end of period.............................................      $9.98          $9.95           $9.16
TOTAL RETURN+..............................................................       5.2%          12.3%           (9.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..................................     $7,989         $8,279          $7,979
Ratios to average net assets:
  Expenses**...............................................................      1.08%           .92%++          .79%
  Net investment income**..................................................      4.81%          5.09%++         5.11%
Portfolio turnover rate....................................................        86%           117%            126%

                                                                              JANUARY 11,
                                                                             1993* THROUGH
                                                                             DECEMBER 31,
                                                                                 1993
PER SHARE DATA:
Net asset value, beginning of period.......................................      $10.00
Income (loss) from investment operations:
  Net investment income....................................................         .46
  Net realized and unrealized gain (loss) on investments...................         .64
    Total from investment operations.......................................        1.10
Less distributions to shareholders from:
  Net investment income....................................................        (.46)
  Net realized gain on investments.........................................        (.03)
    Total distributions....................................................        (.49)
Net asset value, end of period.............................................      $10.61
TOTAL RETURN+..............................................................       11.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..................................     $12,739
Ratios to average net assets:
  Expenses**...............................................................        .32%++
  Net investment income**..................................................       4.91%++
Portfolio turnover rate....................................................         57%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                            CLASS A SHARES
                                                                                            EIGHT MONTHS        YEAR
                                                                              YEAR ENDED       ENDED           ENDED
                                                                              AUGUST 31,     AUGUST 31,     DECEMBER 31,
                                                                                 1996          1995#            1994
Expenses...................................................................      1.35%          1.27%           1.18%
Net investment income......................................................      4.54%          4.74%           4.72%

                                                                              JANUARY 11,
                                                                             1993* THROUGH
                                                                             DECEMBER 31,
                                                                                 1993
Expenses...................................................................       1.25%
Net investment income......................................................       3.98%

See accompanying notes to financial statements.
48

                  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of North Carolina)

                                                                   CLASS B SHARES                            CLASS Y SHARES
                                                           EIGHT MONTHS       YEAR       JANUARY 11,       YEAR      EIGHT MONTHS
                                               YEAR ENDED      ENDED         ENDED      1993* THROUGH     ENDED          ENDED
                                               AUGUST 31,   AUGUST 31,    DECEMBER 31,  DECEMBER 31,    AUGUST 31,    AUGUST 31,
                                                  1996         1995#          1994          1993           1996          1995#
PER SHARE DATA:
Net asset value, beginning of period..........     $9.95        $9.16         $10.61        $10.00         $9.95          $9.16
Income (loss) from investment operations:
  Net investment income.......................       .42          .28            .44           .42           .51            .35
  Net realized and unrealized gain (loss) on
    investments...............................       .02          .79          (1.45)          .64           .03            .79
    Total from investment operations..........       .44         1.07          (1.01)         1.06           .54           1.14
Less distributions to shareholders from:
  Net investment income.......................      (.41)        (.28)          (.44)         (.42)         (.51)          (.35)
  Net realized gain on investments............        --           --             --          (.03)           --             --
    Total distributions.......................      (.41)        (.28)          (.44)         (.45)         (.51)          (.35)
Net asset value, end of period................     $9.98        $9.95          $9.16        $10.61         $9.98          $9.95
TOTAL RETURN+.................................      4.4%        11.8%          (9.6%)        10.8%          5.4%          12.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....   $49,382      $49,040        $44,616       $45,168        $3,771         $1,006
Ratios to average net assets:
  Expenses**..................................     1.83%        1.67%++        1.37%          .79%++        .84%           .67%++
  Net investment income**.....................     4.06%        4.34%++        4.53%         4.47%++       5.05%          5.34%++
Portfolio turnover rate.......................       86%         117%           126%           57%           86%           117%

                                                 FEBRUARY 28,
                                                1994* THROUGH
                                                 DECEMBER 31,
                                                     1994
PER SHARE DATA:
Net asset value, beginning of period..........      $10.31
Income (loss) from investment operations:
  Net investment income.......................         .43
  Net realized and unrealized gain (loss) on
    investments...............................       (1.15)
    Total from investment operations..........        (.72)
Less distributions to shareholders from:
  Net investment income.......................        (.43)
  Net realized gain on investments............          --
    Total distributions.......................        (.43)
Net asset value, end of period................       $9.16
TOTAL RETURN+.................................       (7.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....        $642
Ratios to average net assets:
  Expenses**..................................        .59%++
  Net investment income**.....................       5.58%++
Portfolio turnover rate.......................        126%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                  CLASS B SHARES                              CLASS Y SHARES
                                                          EIGHT MONTHS       YEAR        JANUARY 11,       YEAR      EIGHT MONTHS
                                             YEAR ENDED      ENDED          ENDED       1993* THROUGH     ENDED          ENDED
                                             AUGUST 31,    AUGUST 31,    DECEMBER 31,   DECEMBER 31,    AUGUST 31,    AUGUST 31,
                                                1996         1995#           1994           1993           1996          1995#
Expenses...................................     2.10%         2.02%          1.76%           1.74%         1.07%         1.02%
Net investment income......................     3.79%         3.99%          4.14%           3.52%         4.82%         4.99%

                                              FEBRUARY 28,
                                             1994* THROUGH
                                              DECEMBER 31,
                                                  1994
Expenses...................................        .98%
Net investment income......................       5.19%

See accompanying notes to financial statements.
                                                                              49

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
(Drawing of the state of South Carolina)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen South Carolina Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers South Carolina Municipal Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 1.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.2%

(Class A chart appears here. Plot points are below.)

1/3/94*    8/31/94    8/31/95     8/31/96

(Customer to fill in plot points.)


CLASS B
ONE YEAR TOTAL RETURN = 0.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.3%

(Class B chart appears here. Plot points are below.)

1/3/94*    8/31/94    8/31/95     8/31/96

(Customer to fill in plot points.)


CLASS Y
ONE YEAR TOTAL RETURN = 6.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 5.5%

(Class Y chart appears here. Plot points are below.)

2/28/94*    8/31/94    8/31/95     8/31/96

(Customer to fill in plot points.)

__ EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND

______ LEHMAN BROTHERS SOUTH CAROLINA MUNICIPAL BOND INDEX

*COMMENCEMENT OF CLASS OPERATIONS
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that: (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees, (including, investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
50

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of South Carolina)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

 LONG-TERM MUNICIPAL SECURITIES -- 96.7%
            SOUTH CAROLINA -- 96.7%
    $540    Aiken Cnty. IDR, Beloit Corp. Proj.,
            6.00%, 12/1/11......................... $  537,808
     200    Bennettsville Combined.
            Util. Sys. RB, (Ser. B),
            6.00%, 7/1/09 (MBIA)...................    207,964
     400    Calhoun Cnty. Solid Waste
            Disp. Facs. RB, Eastman Kodak
            Co. Proj.,
            6.75%, 5/1/17..........................    438,740
     300    Charleston Cnty. Hlth Facs. RB,
            First Mtg. Episcopal Church,
            7.125%, 4/1/20.........................    306,243
     200    Citadel Military College RB,
            Stud. & Fac. Hsg.,
            5.50%, 10/1/14.........................    193,758
     100    Coastal Carolina Univ. RB,
            6.80%, 6/1/19 (MBIA)...................    109,285
     100    Colleton Cnty. GO,
            5.60%, 3/1/09..........................     97,029
     100    Columbia Wtr. & Swr. Sys. RB,
            5.375%, 2/1/12.........................     97,239
     500    Darlington Cnty. IDR,
            Nucor Corp. Proj. (Ser. A),
            5.75%, 8/1/23..........................    479,970
     300    Darlington Cnty. IDR,
            Sonoco Products Co. Proj.,
            6.00%, 4/1/26..........................    293,562
     200    Georgetown Cnty. Wtr. & Swr.
            Dist. RB,
            6.50%, 6/1/1...........................    199,748
     600    Greenville Hosp. Sys. RB,
            Hosp. Facs. (Ser. B),
            5.70%, 5/1/12..........................    590,070
     400    Greenville Memorial Auditorium Dist.
            GO, Bi Lo Center Proj.,
            5.75%, 4/1/18 (AMBAC)..................    394,144
     250    Laurens Pub. Util. Sys. RB,
            5.00%, 1/1/18 (FGIC)...................    221,213
     650    Marion Cnty. RB, Hosp. Dist.,
            5.50%, 11/1/15.........................    613,918
     100    Medical Univ. Hosp.
            Facs. RB (Ser. A),
            7.00%, 7/1/01..........................    108,310
     200    Oconee Cnty. Sch. Dist. GO,
            5.10%, 9/1/12 (MBIA)...................    187,054
     100    Piedmont Muni. Pwr. Agcy.
            Elec. RB,
            5.50%, 1/1/12 (MBIA)...................     98,366
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
    $350    Piedmont Muni. Pwr. Agcy.
            Elec. RB,
            6.05%, 1/1/04.......................... $  355,551
     350    Richland Cnty. Solid Waste
            Disp. Facs. RB, Union Camp
            Corp. Proj. (Ser. A),
            6.75%, 5/1/22..........................    365,911
     300    South Carolina Jobs Eco. Dev.
            Auth. Hosp. Facs. RB,
            Anderson Area Med. Center Inc.,
            5.25%, 2/1/15 (MBIA)...................    280,173
     200    South Carolina Jobs Eco. Dev.
            Auth. Hosp. Facs. RB, Oconee
            Mem. Hosp.,
            6.15%, 3/1/15..........................    202,002
     200    South Carolina Jobs Eco. Dev.
            Auth. Hosp. Facs. RB, Tuomey
            Regl. Med. Center (Ser. A),
            5.75%, 11/1/15 (MBIA)..................    195,890
     250    South Carolina St. Ed. Assist.
            Auth. RB, Gtd.
            Stud. Ln.-Sub Lien (Ser. C),
            5.875%, 9/1/07.........................    249,700
     400    South Carolina St. Hsg. Fin.
            & Dev. Auth. Mtg. RB, (Ser. A),
            6.35%, 7/1/25 (FHA)....................    403,236
     100    South Carolina St. Hsg. Fin.
            & Dev. Auth. Mtg. RB, (Ser. A),
            6.55%, 7/1/15..........................    102,213
     595    South Carolina St. Hsg. Fin.
            & Dev. Auth. Mtg. RB,
            Heritage Crt. Apt. (Ser. A),
            6.15%, 7/1/25 (FHA)....................    594,941
     100    South Carolina St. Hsg. Fin.
            & Dev. Auth. RB, (Ser. A),
            6.80%, 11/15/11........................    104,304
     200    South Carolina St. Hsg. Fin.
            & Dev. Auth. RB,
            Homeownership Mtg. (Ser. A),
            7.55%, 7/1/11..........................    209,696
     265    South Carolina St. Hsg. Fin.
            & Dev. Auth. RB, Hunting
            Ridge Apts.,
            6.75%, 6/1/25..........................    272,107
     300    South Carolina St. Hsg. Fin.
            & Dev. Auth. RB, Runaway
            Bay Apts. Proj.,
            6.125%, 12/1/15........................    297,789

                                                                              51

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of South Carolina)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            SOUTH CAROLINA -- CONTINUED
    $585    York Cnty. IDR, Exempt
            Fac. Hoechst Celanese,
            5.70%, 1/1/24.......................... $  552,895
              TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $9,230,684).................  9,360,829
 SHARES
 MUTUAL FUND SHARES -- 3.0%
 293,000    Lehman Municipal Money
            Market Fund
            (COST $293,000)........................    293,000
              TOTAL INVESTMENTS --
                 (COST $9,523,684)..........   99.7%  9,653,829
              OTHER ASSETS AND
                 LIABILITIES -- NET.........      .3     23,802
              NET ASSETS --.................  100.0% $9,677,631

Summary of abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corporation
FGIC -- Insured by Financial Guaranty Insurance Co.
FHA -- Insured by Federal Housing Authority
GO -- General Obligation Bond
IDR -- Industrial Development Revenue Bond
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bond
See accompanying notes to financial statements.
52

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of South Carolina)

ASSETS:
   Investments at value (identified cost $9,523,684)................................................................  $9,653,829
   Cash.............................................................................................................         760
   Interest receivable..............................................................................................     151,840
   Receivable for Fund shares sold..................................................................................         310
   Prepaid expenses.................................................................................................       9,491
         Total assets...............................................................................................   9,816,230
LIABILITIES:
   Accrued expenses.................................................................................................     120,601
   Dividends payable................................................................................................      13,091
   Distribution fee payable.........................................................................................       4,907
         Total liabilities..........................................................................................     138,599
NET ASSETS..........................................................................................................  $9,677,631
NET ASSETS CONSIST OF:
   Paid-in capital..................................................................................................  $9,541,880
   Undistributed net investment income..............................................................................         477
   Accumulated net realized gain on investment transactions.........................................................       5,129
   Net unrealized appreciation of investments.......................................................................     130,145
         Net assets.................................................................................................  $9,677,631
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($840,823 (division sign) 86,817 shares of beneficial interest outstanding).......................  $     9.69
   Sales charge -- 4.75% of offering price..........................................................................         .48
         Maximum offering price.....................................................................................  $    10.17
   Class B Shares ($4,282,239 (division sign) 442,011 shares of beneficial interest outstanding)....................  $     9.69
   Class Y Shares ($4,554,569 (division sign) 470,121 shares of beneficial interest outstanding)....................  $     9.69

See accompanying notes to financial statements.
                                                                              53

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of South Carolina)

INVESTMENT INCOME:
   Interest............................................................................................              $476,083
EXPENSES:
   Advisory fee........................................................................................  $  40,781
   Administrative personnel and service fees...........................................................      4,123
   Distribution fee -- Class A Shares..................................................................      1,917
   Distribution fee -- Class B Shares..................................................................     29,922
   Shareholder services fee -- Class B Shares..........................................................      9,974
   Custodian fee.......................................................................................     84,241
   Transfer agent fee..................................................................................     64,328
   Professional fees...................................................................................     39,767
   Registration and filing fees........................................................................     32,506
   Reports and notices to shareholders.................................................................     19,747
   Insurance expense...................................................................................      1,735
   Trustees' fees and expenses.........................................................................        516
   Miscellaneous.......................................................................................     16,672
                                                                                                           346,229
   Less: Fee waivers and expense reimbursements........................................................   (254,601)
         Net expenses..................................................................................                91,628
Net investment income..................................................................................               384,455
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions........................................................                10,377
   Net change in unrealized appreciation of investments................................................                19,665
Net gain on investments................................................................................                30,042
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................              $414,497

See accompanying notes to financial statements.
54

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of South Carolina)

                                                                                                               EIGHT MONTHS
                                                                                                 YEAR ENDED        ENDED
                                                                                                 AUGUST 31,     AUGUST 31,
                                                                                                    1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.......................................................................  $  384,455     $   128,517
   Net realized gain on investment transactions................................................      10,377          29,060
   Net change in unrealized appreciation of investments........................................      19,665         330,261
      Net increase in net assets resulting from operations.....................................     414,497         487,838
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..............................................................................     (38,206)        (17,293)
   Class B Shares..............................................................................    (168,950)        (94,373)
   Class Y Shares..............................................................................    (177,721)        (16,851)
      Total distributions to shareholders......................................................    (384,877)       (128,517)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................   4,780,175       2,853,928
   Proceeds from reinvestment of distributions.................................................     251,384          83,256
   Payment for shares redeemed.................................................................  (1,208,640)       (332,153)
         Net increase resulting from Fund share transactions...................................   3,822,919       2,605,031
         Net increase in net assets............................................................   3,852,539       2,964,352
NET ASSETS:
   Beginning of period.........................................................................   5,825,092       2,860,740
   End of period (includes undistributed net investment income of $477 and $899,
     respectively).............................................................................  $9,677,631     $ 5,825,092

See accompanying notes to financial statements.
                                                                              55

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of South Carolina)

                                                                            CLASS A SHARES                      CLASS B SHARES
                                                                          EIGHT MONTHS     JANUARY 3,                  EIGHT MONTHS
                                                              YEAR ENDED     ENDED        1994* THROUGH    YEAR ENDED     ENDED
                                                              AUGUST 31,   AUGUST 31,     DECEMBER 31,     AUGUST 31,   AUGUST 31,
                                                                 1996        1995#            1994            1996        1995#
PER SHARE DATA:
Net asset value, beginning of period.........................    $9.59        $8.62           $10.00          $9.59        $8.62
Income (loss) from investment operations:
  Net investment income......................................      .49          .34              .46            .41          .29
  Net realized and unrealized gain (loss) on investments.....      .10          .97            (1.38)           .10          .97
    Total from investment operations.........................      .59         1.31             (.92)           .51         1.26
Less distributions to shareholders from net investment
  income.....................................................     (.49)        (.34)            (.46)          (.41)        (.29)
Net asset value, end of period...............................    $9.69        $9.59            $8.62          $9.69        $9.59
TOTAL RETURN+................................................     6.2%        15.4%            (9.3%)          5.4%        14.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....................     $841         $610             $312         $4,282       $3,542
Ratios to average net assets:
  Expenses**.................................................     .86%         .53%++           .25%++        1.61%        1.28%++
  Net investment income**....................................    4.98%        5.41%++          5.57%++        4.23%        4.66%++
Portfolio turnover rate......................................      37%          66%              23%            37%          66%

                                                                  JANUARY 3,
                                                                 1994* THROUGH
                                                                 DECEMBER 31,
                                                                     1994
PER SHARE DATA:
Net asset value, beginning of period.........................        $10.00
Income (loss) from investment operations:
  Net investment income......................................           .41
  Net realized and unrealized gain (loss) on investments.....         (1.38)
    Total from investment operations.........................          (.97)
Less distributions to shareholders from net investment
  income.....................................................          (.41)
Net asset value, end of period...............................         $8.62
TOTAL RETURN+................................................         (9.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....................        $2,456
Ratios to average net assets:
  Expenses**.................................................          .87%++
  Net investment income**....................................         4.88%++
Portfolio turnover rate......................................           23%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                          CLASS A SHARES                      CLASS B SHARES
                                                                       EIGHT MONTHS      JANUARY 3,                   EIGHT MONTHS
                                                           YEAR ENDED     ENDED         1994* THROUGH    YEAR ENDED      ENDED
                                                           AUGUST 31,   AUGUST 31,      DECEMBER 31,     AUGUST 31,    AUGUST 31,
                                                              1996        1995#             1994            1996         1995#
Expenses..................................................     4.00%        6.50%             10.71%         4.76%        7.25%
Net investment income (loss)..............................     1.84%        (.56%)          (4.89%)          1.08%       (1.31%)

                                                               JANUARY 3,
                                                              1994* THROUGH
                                                              DECEMBER 31,
                                                                  1994
Expenses..................................................          11.33%
Net investment income (loss)..............................        (5.58%)

See accompanying notes to financial statements.
56

                  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of South Carolina)

                                                                                              CLASS Y SHARES
                                                                                      YEAR ENDED      EIGHT MONTHS
                                                                                      AUGUST 31,         ENDED
                                                                                         1996       AUGUST 31, 1995#
PER SHARE DATA:
Net asset value, beginning of period...............................................      $9.59            $8.62
Income (loss) from investment operations:
  Net investment income............................................................        .51              .35
  Net realized and unrealized gain (loss) on investments...........................        .10              .97
    Total from investment operations...............................................        .61             1.32
Less distributions to shareholders from net investment income......................       (.51)            (.35)
Net asset value, end of period.....................................................      $9.69            $9.59
TOTAL RETURN+......................................................................       6.5%            15.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................     $4,555           $1,673
Ratios to average net assets:
  Expenses**.......................................................................       .62%             .28%++
  Net investment income**..........................................................      5.22%            5.66%++
Portfolio turnover rate............................................................        37%              66%

                                                                                       FEBRUARY 28,
                                                                                       1994* THROUGH
                                                                                     DECEMBER 31, 1994
PER SHARE DATA:
Net asset value, beginning of period...............................................         $9.74
Income (loss) from investment operations:
  Net investment income............................................................           .43
  Net realized and unrealized gain (loss) on investments...........................         (1.12)
    Total from investment operations...............................................          (.69)
Less distributions to shareholders from net investment income......................          (.43)
Net asset value, end of period.....................................................         $8.62
TOTAL RETURN+......................................................................         (7.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................           $92
Ratios to average net assets:
  Expenses**.......................................................................          .00%++
  Net investment income**..........................................................         5.92%++
Portfolio turnover rate............................................................           23%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                               CLASS Y SHARES
                                                                                        YEAR ENDED     EIGHT MONTHS
                                                                                        AUGUST 31,        ENDED
                                                                                           1996      AUGUST 31, 1995#
Expenses..............................................................................     3.70%             6.25%
Net investment income (loss)..........................................................     2.14%           (.31%)

                                                                                          FEBRUARY 28,
                                                                                          1994* THROUGH
                                                                                        DECEMBER 31, 1994
Expenses..............................................................................        10.46%
Net investment income (loss)..........................................................       (4.54%)

See accompanying notes to financial statements.
                                                                              57

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
(Drawing of the state of Virginia)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN VIRGINIA MUNICIPAL BOND FUND
     The graphs below compare a $10,000 investment in the Evergreen Virginia Municipal Bond Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Virginia Municipal Bond Index ("Index").

CLASS A
ONE YEAR TOTAL RETURN = 0.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.3%


(Class A chart appears here. Plot points are below.)

7/2/93*    8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)



CLASS B
ONE YEAR TOTAL RETURN = 0.7%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.4%


(Class B chart appears here. Plot points are below.)

7/2/93*    8/31/93    8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)



CLASS Y
ONE YEAR TOTAL RETURN = 5.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.8%


(Class Y chart appears here. Plot points are below.)

2/28/94*   8/31/94    8/31/95    8/31/96

(Customer to fill in plot points.)


- - EVERGREEN VIRGINIA MUNICIPAL BOND FUND
_____ LEHMAN BROTHERS VIRGINIA MUNICIPAL BOND INDEX



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
58

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996
(Drawing of the state of Virginia)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
  LONG-TERM MUNICIPAL SECURITIES -- 97.7%
            VIRGINIA -- 94.0%
  $ 100     Albemarle Cnty. Res. Care
            Fac. IDA,
            6.45%, 7/1/15.......................   $    97,995
    145     Albemarle Cnty. Res. Care
            Fac. IDA,
            6.625%, 7/1/21......................       141,840
    465     Brunswick Cnty. IDA
            5.65%, 7/1/09, (MBIA)...............       466,953
    390     Buena Vista,
            Wtr. & Swr. Fac. RB
            6.25%, 7/15/11......................       378,230
    250     Charlottesville Albemarle,
            Arpt. Auth. RB,
            6.125%, 12/1/13.....................       242,090
    500     Chesapeake Redev. & Hsg.
            Auth. Multi-Family Hsg. RB,
            7.75%, 6/1/20.......................       498,830
    370     Fairfax Cnty. IDA, RB,
            Health Care Inova Sys. Proj.,
            5.875%, 8/15/16.....................       367,625
    250     Fairfax Cnty. Inova Health
            Sys. Proj. IDA,
            5.25%, 8/15/19......................       231,175
    500     Fairfax Cnty. Redev. & Hsg.
            Auth. Mtg. RB,
            6.00%, 9/1/16, (FHA)................       492,565
    200     Fairfax Cnty. Redev. & Hsg.
            Auth. Multi-Family Hsg. RB,
            6.625%, 9/20/20, (GNMA).............       207,130
    700     Fairfax Cnty. Wtr. Auth. RB,
            6.00%, 4/1/22.......................       692,734
    500     Giles Cnty. IDA, RB,
            6.45%, 5/1/26.......................       503,900
    500     Hanover Cnty. IDA,
            Bon Secours Health Sys. Proj.,
            6.00%, 8/15/08, (MBIA)..............       527,520
    500     Hanover Cnty, IDA, RB,
            Mem. Regl. Med. Center Proj., (Ser.
            1995),
            6.375%, 8/15/18, (MBIA).............       534,135
    500     Henrico Cnty. IDA, RB,
            Solid Waste Browning Ferris Proj.,
            5.30%, 12/1/11......................       494,345
    400     Henrico Cnty.
            Pub. Fac. Lease IDA,
            7.00%, 8/1/13.......................       439,308
    350     Isle Wright Cnty.
            Solid Waste Disp. Facs. IDA,
            6.55%, 4/1/24.......................       362,695
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
  $ 500     King George Cnty. IDA Lease
            King George Cnty. School Proj.,
            6.40%, 8/1/16.......................   $   485,740
    300     Metropolitan Washington D.C.
            Arpts. Auth. RB, (Ser. A),
            7.60%, 10/1/14......................       325,494
    500     Prince William Cnty. IDA,
            6.00%, 2/1/14.......................       496,665
    250     Prince William Cnty.
            Park Auth. RB,
            6.875%, 10/15/16....................       265,035
    300     Prince William Cnty.
            6.75%, 10/1/15......................       310,149
    400     Riverside, Regl. Jail
            Auth. Fac. RB,
            6.00%, 7/1/25, (MBIA)...............       403,768
    500     Suffolk Virginia, GO,
            5.90%, 6/1/13, (AMBAC)..............       510,925
    175     Virginia Beach, Dev.
            Auth. Hosp. Fac. RB,
            6.00%, 2/15/09, (AMBAC).............       184,590
    100     Virginia Beach, Dev.
            Auth. Hosp. Fac. RB,
            6.00%, 2/15/12, (AMBAC).............       104,521
    100     Virginia College, Bldg. Auth.
            Edl. Facs. RB,
            5.75%, 1/1/14.......................        98,057
    200     Virginia College, Bldg. Auth.
            Edl. Facs. RB,
            5.75%, 4/1/14.......................       192,710
    100     Virginia St. Hsg. Dev. Auth.
            Commonwealth Mtg. RB, (Ser. A),
            6.95%, 1/1/10.......................       103,215
    100     Virginia St. Hsg. Dev. Auth.
            Commonwealth Mtg. RB, (Ser. A),
            7.10%, 1/1/17.......................       105,470
    300     Virginia St. Hsg. Dev. Auth.
            RB, (Ser. D),
            6.10%, 1/1/19.......................       299,970
    300     Virginia St. Hsg. Dev. Auth.
            RB, (Ser. F),
            6.25%, 7/1/12.......................       302,877
    255     Virginia St. Hsg. Dev. Auth.
            RB Multi-Family Hsg. (Ser. K),
            5.90%, 5/1/11.......................       254,727
    300     Virginia St. Multi-Family
            Hsg. RB, (Ser. H),
            6.35%, 11/1/11......................       306,501

                                                                              59

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996
(Drawing of the state of Virginia)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
           VIRGINIA -- CONTINUED
  $ 300     Virginia St. Pub. School
            Auth. RB, (Ser. A),
            6.20%, 8/1/13.......................   $   312,150
    100     Virginia St. Pub. School
            Auth. RB, (Ser. B),
            6.50%, 8/1/15.......................       105,759
    200     Virginia St. Res. Auth. Wtr.
            & Swr. Sys. RB
            5.25%, 10/1/14......................       188,622
    300     West Point Solid Waste Disp.
            IDA, (Ser. B),
            6.25%, 3/1/19.......................       298,028
                                                    12,334,043
            PUERTO RICO -- 3.7%
    300     Puerto Rico Commonwealth GO,
            6.25%, 7/1/13, (MBIA)...............       322,755
    150     Puerto Rico Commonwealth GO,
            6.45%, 7/1/17.......................       157,790
                                                       480,545
            TOTAL LONG-TERM MUNICIPAL SECURITIES
            (COST $12,609,510)..................    12,814,588
 SHARES                                               VALUE
MUTUAL FUND SHARES -- 4.4%
   486,000   Lehman Municipal Money Market
             Fund...............................   $   486,000
   100,000   Lehman Tax Free Money Market
             Fund...............................       100,000
             TOTAL MUTUAL FUND SHARES
             (COST $586,000)....................       586,000
            TOTAL INVESTMENTS
            (COST $13,195,510)............. 102.1%  13,400,588
            OTHER ASSETS AND
            LIABILITIES -- NET.............  (2.1)    (279,261)
            NET ASSETS --.................. 100.0% $13,121,327

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corporation
FHA -- Insured by Federal Housing Authority
GNMA -- Insured by Government National Mortgage
Association
GO -- General Obligations Bond
IDA -- Industrial Development Authority
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bond
See accompanying notes to financial statements.
60

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
(Drawing of the state of Virginia)

ASSETS:
   Investments at value (identified cost $13,195,510).............................................................  $13,400,588
   Cash...........................................................................................................          553
   Interest receivable............................................................................................      176,701
   Receivable for securities sold.................................................................................      149,192
   Receivable for Fund shares sold................................................................................        5,478
   Prepaid expenses...............................................................................................        7,291
         Total assets.............................................................................................   13,739,803
LIABILITIES:
   Payable for securities purchased...............................................................................      448,752
   Accrued expenses...............................................................................................      137,942
   Dividends payable..............................................................................................       21,587
   Distribution fee payable.......................................................................................        8,482
   Payable for Fund shares redeemed...............................................................................        1,713
         Total liabilities........................................................................................      618,476
NET ASSETS........................................................................................................  $13,121,327
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $13,290,721
   Undistributed net investment income............................................................................        1,382
   Accumulated net realized loss on investment transactions.......................................................     (375,854)
   Net unrealized appreciation of investments.....................................................................      205,078
         Net assets...............................................................................................  $13,121,327
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($2,892,094 (division sign) 298,718 shares of beneficial interest outstanding)..................  $      9.68
   Sales charge -- 4.75% of offering price........................................................................          .48
         Maximum offering price...................................................................................  $     10.16
   Class B Shares ($5,963,332 (division sign) 615,947 shares of beneficial interest outstanding)..................  $      9.68
   Class Y Shares ($4,265,901 (division sign) 440,615 shares of beneficial interest outstanding)..................  $      9.68

See accompanying notes to financial statements.
                                                                              61

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996
(Drawing of the state of Virginia)

INVESTMENT INCOME:
   Interest.............................................................................................             $592,490
EXPENSES:
   Advisory fee.........................................................................................  $ 51,952
   Administrative personnel and service fees............................................................     5,136
   Distribution fee -- Class A Shares...................................................................     6,048
   Distribution fee -- Class B Shares...................................................................    43,430
   Shareholder services fee -- Class B Shares...........................................................    14,476
   Registration and filing fees.........................................................................    71,759
   Transfer agent fee...................................................................................    61,548
   Custodian fee........................................................................................    61,305
   Professional fees....................................................................................    35,558
   Reports and notices to shareholders..................................................................    24,425
   Trustees' fees and expenses..........................................................................       802
   Insurance expense....................................................................................       762
   Miscellaneous........................................................................................    18,628
                                                                                                           395,829
   Less: Fee waivers and expense reimbursements.........................................................  (261,619)
         Net expenses...................................................................................              134,210
Net investment income...................................................................................              458,280
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions.........................................................              (98,854)
   Net change in unrealized appreciation of investments.................................................               47,564
Net loss on investments.................................................................................              (51,290)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................             $406,990

See accompanying notes to financial statements.
62

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Drawing of the state of Virginia)

                                                                                                                 EIGHT MONTHS
                                                                                                   YEAR ENDED       ENDED
                                                                                                   AUGUST 31,     AUGUST 31,
                                                                                                      1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.........................................................................  $   458,280    $  218,052
   Net realized loss on investment transactions..................................................      (98,854)      (13,951)
   Net change in unrealized appreciation of investments..........................................       47,564       567,181
      Net increase in net assets resulting from operations.......................................      406,990       771,282
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares................................................................................     (117,625)      (64,808)
   Class B Shares................................................................................     (238,415)     (133,946)
   Class Y Shares................................................................................     (105,354)      (19,298)
      Total distributions to shareholders........................................................     (461,394)     (218,052)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.....................................................................    6,625,000     2,276,843
   Proceeds from reinvestment of distributions...................................................      309,870       172,095
   Payment for shares redeemed...................................................................   (1,791,146)     (737,002)
         Net increase resulting from Fund share transactions.....................................    5,143,724     1,711,936
         Net increase in net assets..............................................................    5,089,320     2,265,166
NET ASSETS:
   Beginning of period...........................................................................    8,032,007     5,766,841
   End of period (includes undistributed net investment income of $1,382 and $4,496,
     respectively................................................................................  $13,121,327    $8,032,007

See accompanying notes to financial statements.
                                                                              63

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
(Drawing of the state of Virginia)

                                                                                                 CLASS A SHARES
                                                                                                 EIGHT MONTHS
                                                                                    YEAR ENDED      ENDED        YEAR ENDED
                                                                                    AUGUST 31,    AUGUST 31,    DECEMBER 31,
                                                                                       1996         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period..............................................     $9.67          $8.85         $10.19
Income (loss) from investment operations:
  Net investment income...........................................................        .48           .33            .47
  Net realized and unrealized gain (loss) on investments..........................        .01           .82          (1.34)
    Total from investment operations..............................................        .49          1.15           (.87)
Less distributions to shareholders from net investment income.....................       (.48)         (.33)          (.47)
Net asset value, end of period....................................................      $9.68         $9.67          $8.85
TOTAL RETURN+.....................................................................       5.1%         13.1%          (8.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................     $2,892        $1,983         $1,606
Ratios to average net assets:
  Expenses**......................................................................       .93%          .72%++         .53%
  Net investment income**.........................................................      4.83%         5.17%++        5.11%
Portfolio turnover rate...........................................................        68%           87%            59%

                                                                                       1993*
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        1993
PER SHARE DATA:
Net asset value, beginning of period..............................................      $10.00
Income (loss) from investment operations:
  Net investment income...........................................................         .20
  Net realized and unrealized gain (loss) on investments..........................         .19
    Total from investment operations..............................................         .39
Less distributions to shareholders from net investment income.....................        (.20)
Net asset value, end of period....................................................      $10.19
TOTAL RETURN+.....................................................................        3.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................      $1,306
Ratios to average net assets:
  Expenses**......................................................................        .25%++
  Net investment income**.........................................................       4.64%++
Portfolio turnover rate...........................................................          0%
                                                                                      JULY 2,

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                            CLASS A SHARES
                                                                                                                   JULY 2,
                                                                                     EIGHT MONTHS                   1993*
                                                                         YEAR ENDED     ENDED       YEAR ENDED     THROUGH
                                                                         AUGUST 31,   AUGUST 31,   DECEMBER 31,  DECEMBER 31,
                                                                            1996        1995#          1994          1993
Expenses................................................................    3.47%        3.83%         5.14%          7.75%
Net investment income (loss)............................................    2.29%        2.06%          .50%         (2.86%)

See accompanying notes to financial statements.
64

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Virginia)

                                                                                                 CLASS B SHARES
                                                                                                 EIGHT MONTHS       YEAR
                                                                                    YEAR ENDED      ENDED          ENDED
                                                                                    AUGUST 31,    AUGUST 31,    DECEMBER 31,
                                                                                       1996         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period..............................................     $9.67          $8.85         $10.19
Income (loss) from investment operations:
  Net investment income...........................................................        .41           .28            .42
  Net realized and unrealized gain (loss) on investments..........................        .01           .82          (1.34)
    Total from investment operations..............................................        .42          1.10           (.92)
Less distributions to shareholders from net investment income.....................       (.41)         (.28)          (.42)
Net asset value, end of period....................................................      $9.68         $9.67          $8.85
TOTAL RETURN+.....................................................................       4.3%         12.5%          (9.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................     $5,963        $5,083         $3,817
Ratios to average net assets:
  Expenses**......................................................................      1.68%         1.47%++        1.12%
  Net investment income**.........................................................      4.09%         4.42%++        4.54%
Portfolio turnover rate...........................................................        68%           87%            59%

                                                                                       1993*
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        1993
PER SHARE DATA:
Net asset value, beginning of period..............................................      $10.00
Income (loss) from investment operations:
  Net investment income...........................................................         .17
  Net realized and unrealized gain (loss) on investments..........................         .19
    Total from investment operations..............................................         .36
Less distributions to shareholders from net investment income.....................        (.17)
Net asset value, end of period....................................................      $10.19
TOTAL RETURN+.....................................................................        3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................      $2,235
Ratios to average net assets:
  Expenses**......................................................................        .75%++
  Net investment income**.........................................................       4.25%++
Portfolio turnover rate...........................................................          0%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                            CLASS B SHARES
                                                                                                                   JULY 2,
                                                                                     EIGHT MONTHS      YEAR         1993*
                                                                         YEAR ENDED     ENDED         ENDED        THROUGH
                                                                         AUGUST 31,   AUGUST 31,   DECEMBER 31,  DECEMBER 31,
                                                                            1996        1995#          1994          1993
Expenses................................................................    4.23%        4.58%         5.73%         8.25%
Net investment income (loss)............................................    1.54%        1.31%         (.07%)       (3.25%)

See accompanying notes to financial statements.
                                                                              65

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Drawing of the state of Virginia)

                                                                                                      CLASS Y SHARES
                                                                                                              EIGHT MONTHS
                                                                                                 YEAR ENDED      ENDED
                                                                                                 AUGUST 31,    AUGUST 31,
                                                                                                    1996         1995#
PER SHARE DATA:
Net asset value, beginning of period...........................................................      $9.67        $8.85
Income (loss) from investment operations:
  Net investment income........................................................................        .50           .34
  Net realized and unrealized gain (loss) on investments.......................................        .01           .82
    Total from investment operations...........................................................        .51          1.16
Less distributions to shareholders from net investment income..................................       (.50)         (.34)
Net asset value, end of period.................................................................      $9.68         $9.67
TOTAL RETURN+..................................................................................       5.4%         13.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......................................................     $4,266          $965
Ratios to average net assets:
  Expenses**...................................................................................       .70%          .47%++
  Net investment income**......................................................................      5.05%         5.42%++
Portfolio turnover rate........................................................................        68%           87%

                                                                                                 FEBRUARY 28,
                                                                                                    1994*
                                                                                                   THROUGH
                                                                                                 DECEMBER 31,
                                                                                                     1994
PER SHARE DATA:
Net asset value, beginning of period...........................................................      $9.83
Income (loss) from investment operations:
  Net investment income........................................................................        .41
  Net realized and unrealized gain (loss) on investments.......................................       (.98)
    Total from investment operations...........................................................       (.57)
Less distributions to shareholders from net investment income..................................       (.41)
Net asset value, end of period.................................................................      $8.85
TOTAL RETURN+..................................................................................      (5.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......................................................       $344
Ratios to average net assets:
  Expenses**...................................................................................       .28%++
  Net investment income**......................................................................      5.54%++
Portfolio turnover rate........................................................................        59%


#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                 CLASS Y SHARES
                                                                                                               FEBRUARY 28,
                                                                                                 EIGHT MONTHS      1994*
                                                                                     YEAR ENDED     ENDED         THROUGH
                                                                                     AUGUST 31,   AUGUST 31,   DECEMBER 31,
                                                                                        1996        1995#          1994
Expenses............................................................................    3.24%        3.58%         4.89%
Net investment income...............................................................    2.51%        2.31%          .93%

See accompanying notes to financial statements.
66

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen State Tax-Free Funds (the "Funds") are separate series of Evergreen Investment Trust except for Evergreen Florida High Income Municipal Bond Fund, which is a series of Evergreen Municipal Trust, both open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen State Tax-Free Funds included herein consist of Evergreen Florida Municipal Bond Fund ("Florida"), Evergreen Florida High Income Municipal Bond Fund ("Florida High Income"), Evergreen Georgia Municipal Bond Fund ("Georgia"), Evergreen New Jersey Tax Free Income Fund ("New Jersey"), Evergreen North Carolina Municipal Bond Fund ("North Carolina"), Evergreen South Carolina Municipal Bond Fund ("South Carolina") and Evergreen Virginia Municipal Bond Fund ("Virginia"), known collectively as the Funds.

     The investment objective of Florida, Georgia, New Jersey, North Carolina, South Carolina and Virginia is to seek current income exempt from federal income tax and where applicable, state income taxes, consistent with the preservation of capital. Florida High Income seeks to provide a high level of current income which is exempt from federal income tax.

     Effective January 1, 1996, First Union Corporation, the corporate parent of First Union National Bank of North Carolina ("First Union"), the Funds' current investment adviser, consummated a merger (the "Bank Merger") with First Fidelity Bancorporation, the corporate parent of First Fidelity Bank, N.A. ("FFB"), New Jersey's prior investment adviser. Effective January 19, 1996, each of the funds in FFB Funds Trust, an open-end management company registered under the Act, including the FFB New Jersey Tax-Free Income Fund (the "FFB Fund"), joined the Evergreen Funds (the "Fund Combinations"). The FFB Fund was renamed Evergreen New Jersey Tax Free Income Fund. Shares of the FFB Fund were redesignated the New Jersey's Class A Shares. New Jersey subsequently changed its fiscal year end to August 31.

     ACQUISITION INFORMATION -- Effective June 30, 1995, Florida acquired substantially all of the net assets of ABT Florida Tax-Free Fund ("ABT Florida's net assets") through the issuance of 15,518,259 of its Class A shares in exchange for ABT Florida's net assets valued at $150,061,560. The aggregate net assets immediately after the acquisition was $188,106,883. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $8,245,724. ABT Florida Tax-Free Fund's fiscal year ended April 30. Since both Florida and ABT Florida Tax-Free Fund were similar funds, and ABT Florida Tax-Free Fund contributed the majority of the net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods have been carried forward as the accounting survivor.

     Effective June 30, 1995, Florida High Income, a new series of the Evergreen Municipal Trust formed for the purpose of acquiring substantially all of ABT Florida High Income Municipal Bond Fund's net assets ("ABT's net assets"), issued 5,728,125 of its Class A shares at $10.30 per share in exchange for ABT's net assets valued at $59,053,062. The acquired net assets, in this nontaxable transaction, primarily consisted of portfolio securities with an identified cost basis of $58,111,824 and unrealized appreciation of $367,404. ABT Florida High Income Municipal Bond Fund's fiscal year ended April 30. Because ABT Florida High Income Municipal Bond Fund contributed substantially all of Florida High Income's net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are carried forward as the accounting survivor.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- Municipal bonds are valued by an independent pricing service taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities which it believes to reflect the current

                     COMBINED NOTES TO FINANCIAL STATEMENTS
value of securities. The independent pricing service does not rely exclusively on quoted prices. Short-term securities purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and other net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized net capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

     At August 31, 1996, the Funds had capital loss carryforwards as follows:

                                             EXPIRATION
                                     2002         2003       2004
Florida High Income               $  723,137    $634,610    $64,454
Georgia                              683,766          --         --
New Jersey                           266,381     134,802         --
North Carolina                     3,812,121          --         --
Virginia                             258,553          --     30,043

     Capital losses incurred after October 31, within each Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year. The Fund's incurred and have selected to defer the following capital losses at August 31, 1996:

Florida High Income                  $ 2,682
South Carolina                         7,144
Virginia                              87,258

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or a specific fund are charged to that class or fund. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

     DEFERRED ORGANIZATION EXPENSES -- The expenses of Florida High Income incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from June 30, 1995.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     First Union is each Fund's investment adviser and accordingly is entitled to an annual fee as a percentage of each Fund's average daily net assets. Florida's, Georgia's, North Carolina's, South Carolina's and Virginia's investment advisory fee is .50 of 1% of average daily net assets. Florida High Income's annual fee is .60 of 1% of average daily net assets. New Jersey's annual fee is based on the following schedule:

ADVISORY FEE               AVERAGE DAILY NET ASSETS
   0.500%                  on the first $500 million
   0.450%                  on the next $500 million
   0.400%                  on the next $500 million
   0.350%                  in excess of $1.5 billion

     First Union voluntarily waived the advisory fee and reimbursed expenses for the period end August 31, 1996 as described below:

                                  ADVISORY FEE             EXPENSE
                                    WAIVERS             REIMBURSEMENTS
Florida High Income                 $238,564               $      0
Florida                              321,496                152,334
Georgia                               63,102                176,832
New Jersey                           107,212                 47,673
North Carolina                       164,001                      0
South Carolina                        40,781                213,820
Virginia                              51,952                209,667

     First Union may discontinue these voluntary waivers and reimbursements at any time.

     ADMINISTRATION AGREEMENT -- Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is the Funds' Administrator and Furman Selz LLC ("Furman Selz") is the sub-administrator. Officers of Furman Selz are officers of the Funds. Evergreen Asset's and Furman Selz' fees are based on the average daily net assets of all the funds administered by Evergreen Asset for which First Union or Evergreen Asset is also investment adviser. These fees are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion

SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     At August 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $15.7 billion.

     For the Funds listed below, Evergreen Asset waived the following amounts of its administration fee for the period ended August 31, 1996:

Georgia                                     $3,139
New Jersey                                   9,181
South Carolina                               3,441
Virginia                                     4,333

     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A shares and Class B Shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and Class B Shares. For each of the Funds except Florida and New Jersey, the payments for Class A were voluntarily limited to an annual fee of .25 of 1% of average daily net assets. For the period ended August 31, 1996, Rule 12b-1 fees, net of reimbursement, charged to Florida and New Jersey were approximately an annual fee of .07 and .02 of 1%, respectively, of average daily net assets. The Funds have entered into distribution agreements with Evergreen Funds Distributor ("EFD"), a subsidiary of Furman Selz, whereby they will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of
 .75 of 1% of Class B average daily net assets.

     The Funds have entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to an annual fee of .25 of 1% for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B Shares.

     ORGANIZATIONAL EXPENSES -- Organizational expenses of Florida, Georgia, North Carolina, South Carolina and Virginia were initially borne by the Funds' prior administrator. These Funds agreed to reimburse such expenses during the five-year period following each Funds' commencement of operations. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. As of, and for the year end August 31, 1996, the Funds paid and have a remaining liability to First Union as follows:

                                                  REMAINING
                                      PAYMENTS    LIABILITY
Florida                               $ 4,754      $21,394
Georgia                                 4,291       19,311
North Carolina                         16,992       26,702
South Carolina                         11,425       57,124
Virginia                                4,101       18,455

     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the period ended August 31, 1996:

Florida High Income                         $29,467
Florida                                       5,996
Georgia                                         875
New Jersey                                    2,316
North Carolina                                  154
South Carolina                                2,228
Virginia                                      2,033

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

     Each of the Funds has an unlimited number of $0.0001 par shares authorized. Each of the Funds' shares are divided into classes which are designated Class A, Class B and Class Y Shares. Class Y Shares are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A and Class B Shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.

     Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                    FOUR MONTHS ENDED
                                                                    AUGUST 31, 1996                   AUGUST 31, 1995
                                                                SHARES           AMOUNT           SHARES          DOLLARS
FLORIDA HIGH INCOME
CLASS A
Shares sold................................................    3,124,792      $ 32,820,683         730,828      $  7,497,799
Shares issued on reinvestment of distributions.............      141,897         1,492,720          29,262           301,952
Shares redeemed............................................   (1,673,161)      (17,673,622)     (1,434,175)      (14,852,986)
Net increase (decrease)....................................    1,593,528        16,639,781        (674,085)       (7,053,235)

CLASS B*
Shares sold................................................    1,606,756        16,929,901         301,146         3,102,089
Shares issued on reinvestment of distributions.............       29,466           309,488             505             5,248
Shares redeemed............................................      (93,856)         (985,765)             --                --
Net increase...............................................    1,542,366        16,253,624         301,651         3,107,337

CLASS Y**
Shares sold................................................      203,571         2,137,099              10               101
Shares issued on reinvestment of distributions.............        1,303            13,721              --                --
Shares redeemed............................................      (15,879)         (167,279)             --                --
Net increase...............................................      188,995         1,983,541              10               101
Total net increase (decrease) resulting from Fund share
  transactions.............................................    3,324,889      $ 34,876,946        (372,424)     ($ 3,945,797)

 *For Class B shares, the Fund share transaction activity is for the period July
  10, 1995 (commencement of operations) through August 31, 1995.

**For Class Y shares, the Fund share transaction activity is for the period
  September 20, 1995 (commencement of operations) through August 31, 1996. For the four months ended August 31, 1995, the Fund share transaction activity reflects the initial purchase of 10 shares.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             YEAR ENDED                FOUR MONTHS ENDED
                                                                          AUGUST 31, 1996               AUGUST 31, 1995*
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
FLORIDA
CLASS A
Shares sold.......................................................      647,176    $  6,349,216       148,921    $  1,551,451
Shares issued in acquisition of First Union Florida Municipal Bond
  Portfolio.......................................................           --              --       876,413       8,475,749
Shares issued on reinvestment of distributions....................      198,575       1,954,093       136,011       1,447,315
Shares redeemed...................................................   (2,919,201)    (28,758,982)   (4,679,881)    (45,809,078)
Net decrease......................................................   (2,073,450)    (20,455,673)   (3,518,536)    (34,334,563)
CLASS B
Shares sold.......................................................      720,789       7,109,005       179,340       1,737,203
Shares issued in acquisition of First Union Florida Municipal Bond
  Portfolio.......................................................           --              --     2,722,202      26,328,175
Shares issued on reinvestment of distributions....................       67,958         668,617        15,662         151,941
Shares redeemed...................................................     (621,849)     (6,110,433)     (109,102)     (1,054,568)
Net increase......................................................      166,898       1,667,189     2,808,102      27,162,751
CLASS Y
Shares sold.......................................................    1,061,203      10,399,454        97,604         938,937
Shares issued in acquisition of First Union Florida Municipal Bond
  Portfolio.......................................................           --              --       335,151       3,241,399
Shares issued on reinvestment of distributions....................        5,711          56,106           591           5,727
Shares redeemed...................................................     (172,594)     (1,701,590)      (63,509)       (610,195)
Net increase......................................................      894,320       8,753,970       369,837       3,575,868
Total net decrease resulting from Fund share transactions.........   (1,012,232)   ($10,034,514)     (340,597)   ($ 3,595,944)

*For Class B and Y shares, the Fund share transaction activity is for the period
 June 30, 1995 (commencement of class operations) through August 31, 1995.

                                                                               YEAR ENDED               EIGHT MONTHS ENDED
                                                                             AUGUST 31, 1996              AUGUST 31, 1995
                                                                         SHARES         AMOUNT        SHARES         DOLLARS
GEORGIA
CLASS A
Shares sold..........................................................     37,924      $   365,163      76,707      $   721,680
Shares issued on reinvestment of distributions.......................      7,779           75,126       4,524           42,316
Shares redeemed......................................................    (63,160)        (605,087)    (18,364)        (172,931)
Net increase (decrease)..............................................    (17,457)        (164,798)     62,867          591,065
CLASS B
Shares sold..........................................................    268,620        2,600,226     128,136        1,196,824
Shares issued on reinvestment of distributions.......................     26,313          253,826      17,586          164,250
Shares redeemed......................................................   (122,257)      (1,183,493)   (140,930)      (1,336,278)
Net increase.........................................................    172,676        1,670,559       4,792           24,796
CLASS Y
Shares sold..........................................................    280,783        2,686,240     108,389        1,023,100
Shares issued on reinvestment of distributions.......................      3,963           38,022         647            6,066
Shares redeemed......................................................   (256,913)      (2,444,107)       (244)          (2,297)
Net increase.........................................................     27,833          280,155     108,792        1,026,869
Total net increase resulting from Fund share transactions............    183,052      $ 1,785,916     176,451      $ 1,642,730

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                              SIX-MONTHS ENDED               YEAR ENDED
                                                                              AUGUST 31, 1996            FEBRUARY 29, 1996*
                                                                           SHARES        AMOUNT        SHARES        DOLLARS
NEW JERSEY
CLASS A
Shares sold............................................................    124,249    $  1,339,667    1,008,145    $ 10,858,775
Shares issued on reinvestment of distributions.........................     42,586         457,685       88,801         958,593
Shares redeemed........................................................   (949,514)    (10,244,991)    (614,448)     (6,620,815)
Net increase (decrease)................................................   (782,679)     (8,447,639)     482,498       5,196,553
CLASS B
Shares sold............................................................    234,035       2,509,436       16,868         187,450
Shares issued on reinvestment of distributions.........................      2,234          24,017           33             364
Shares redeemed........................................................     (1,239)        (13,260)          --              --
Net increase...........................................................    235,030       2,520,193       16,901         187,814
CLASS Y
Shares sold............................................................    864,470       9,318,727        1,664          18,542
Shares issued on reinvestment of distributions.........................      3,838          41,210            5              56
Shares redeemed........................................................    (26,045)       (280,780)          --              --
Net increase...........................................................    842,263       9,079,157        1,669          18,598
Total net increase resulting from Fund share transactions..............    294,614    $  3,151,711      501,068    $  5,402,965

*For Class B shares, the Fund share transaction is for the period January 30, 1996 (commencement of operations) through February 29, 1996. For Class Y shares, the Fund share transaction is for the period February 8, 1996 (commencement of operations) through February 29, 1996.

                                                                                 YEAR ENDED              EIGHT MONTHS ENDED
                                                                              AUGUST 31, 1996              AUGUST 31, 1995
                                                                           SHARES        AMOUNT        SHARES        DOLLARS

NORTH CAROLINA
CLASS A
Shares sold............................................................    118,007    $  1,198,058      125,332    $  1,232,452
Shares issued on reinvestment of distributions.........................     27,147         275,346       19,270         189,699
Shares redeemed........................................................   (176,511)     (1,780,168)    (183,513)     (1,800,044)
Net increase (decrease)................................................    (31,357)       (306,764)     (38,911)       (377,893)

CLASS B
Shares sold............................................................    635,229       6,447,862      521,981       5,146,189
Shares issued on reinvestment of distributions.........................    144,603       1,466,473      101,358         997,747
Shares redeemed........................................................   (759,219)     (7,700,019)    (565,861)     (5,555,413)
Net increase...........................................................     20,613         214,316       57,478         588,523

CLASS Y
Shares sold............................................................    327,111       3,318,310       45,992         453,471
Shares issued on reinvestment of distributions.........................      1,016          10,257          448           4,415
Shares redeemed........................................................    (51,457)       (522,912)     (15,523)       (152,131)
Net increase...........................................................    276,670       2,805,655       30,917         305,755
Total net increase resulting from Fund share transactions..............    265,926    $  2,713,207       49,484    $    516,385

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                                 YEAR ENDED             EIGHT MONTHS ENDED
                                                                               AUGUST 31, 1996            AUGUST 31, 1995
                                                                           SHARES         AMOUNT      SHARES         AMOUNT
SOUTH CAROLINA
CLASS A
Shares sold.............................................................    31,170      $  305,932     28,494      $  267,216
Shares issued on reinvestment of distributions..........................     1,829          17,842        754           7,119
Shares redeemed.........................................................    (9,800)        (95,582)    (1,851)        (17,235)
Net increase............................................................    23,199         228,192     27,397         257,100

CLASS B
Shares sold.............................................................   109,335       1,062,828    100,143         941,168
Shares issued on reinvestment of distributions..........................    12,969         126,461      7,356          69,043
Shares redeemed.........................................................   (49,850)       (485,446)   (22,831)       (214,174)
Net increase............................................................    72,454         703,843     84,668         796,037

CLASS Y
Shares sold.............................................................   349,743       3,411,415    173,778       1,645,544
Shares issued on reinvestment of distributions..........................    10,998         107,081        745           7,094
Shares redeemed.........................................................   (65,167)       (627,612)   (10,674)       (100,744)
Net increase............................................................   295,574       2,890,884    163,849       1,551,894
Total net increase resulting from Fund share transactions...............   391,227      $3,822,919    275,914      $2,605,031

                                                                                 YEAR ENDED             EIGHT MONTHS ENDED
                                                                               AUGUST 31, 1996            AUGUST 31, 1995
                                                                           SHARES         AMOUNT      SHARES         AMOUNT

VIRGINIA
CLASS A
Shares sold.............................................................   105,025      $1,032,730     48,742      $  465,071
Shares issued on reinvestment of distributions..........................    10,186          99,877      5,890          56,155
Shares redeemed.........................................................   (21,674)       (211,176)   (30,945)       (295,864)
Net increase............................................................    93,537         921,431     23,687         225,362

CLASS B
Shares sold.............................................................   145,062       1,427,003    105,642       1,013,607
Shares issued on reinvestment of distributions..........................    19,108         187,592     11,096         105,855
Shares redeemed.........................................................   (74,064)       (721,093)   (22,448)       (212,617)
Net increase............................................................    90,106         893,502     94,290         906,845

CLASS Y
Shares sold.............................................................   425,577       4,165,267     83,741         798,165
Shares issued on reinvestment of distributions..........................     2,286          22,401      1,057          10,084
Shares redeemed.........................................................   (87,094)       (858,877)   (23,858)       (228,520)
Net increase............................................................   340,769       3,328,791     60,940         579,729
Total net increase resulting from Fund share transactions...............   524,412      $5,143,724    178,917      $1,711,936

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 5 -- INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the period ended August 31, 1996 were as follows:

                                                             PURCHASES            SALES
Florida High Income......................................   $67,704,133        $32,652,951
Florida..................................................    46,368,105         57,651,332
Georgia..................................................     4,459,364          2,618,439
New Jersey...............................................     3,582,124             15,000
North Carolina...........................................    53,236,380         51,769,071
South Carolina...........................................     6,660,242          2,935,667
Virginia.................................................    11,224,250          6,105,707

     On August 31, 1996, the aggregate cost of investments for federal tax purposes was the same as for financial reporting purposes. The composition of unrealized appreciation and depreciation of investment securities was as follows:

                                       APPRECIATION        DEPRECIATION           NET
Florida High Income.................    $1,468,023           $504,533          $  963,490
Florida.............................     7,337,598            481,845           6,855,753
Georgia.............................       481,737              4,566             477,171
New Jersey..........................     1,403,155            361,061           1,042,094
North Carolina......................     1,683,434            160,622           1,522,812
South Carolina......................       185,255             55,110             130,145
Virginia............................       236,589             31,511             205,078

NOTE 6 -- CONCENTRATION OF CREDIT RISK

     Since the Funds invest a substantial portion of their assets in issuers located in a single state, they may be more affected by economic and political developments in a specific state or region than would be a comparable general tax-exempt mutual fund. Certain debt obligations held by each of the Funds are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

NOTE 7 -- FINANCING AGREEMENT

     Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds and the custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. During the year ended August 31, 1996, the Funds had no borrowings outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND

     In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Florida High Income Municipal Bond Fund (the "Fund"), one of the Evergreen Municipal Trust Portfolios, at August 31, 1996, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the year then ended and for the four month period ended August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the two years in the period ended April 30, 1995 and the financial highlights for the period June 17, 1992 (commencement of operations) through April 30, 1993 were audited by other independent accountants, whose opinion thereon, dated June 2, 1995 was unqualified.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
October 18, 1996

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN FLORIDA MUNICIPAL BOND FUND
  EVERGREEN GEORGIA MUNICIPAL BOND FUND
  EVERGREEN NEW JERSEY TAX FREE INCOME FUND
  EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
  EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
  EVERGREEN VIRGINIA MUNICIPAL BOND FUND

     We have audited the accompanying statements of assets and liabilities, including the statements of investments, for the Evergreen State Tax-Free Funds listed below, as of August 31, 1996 and the related statements of operations, the changes in net assets, and the financial highlights for each of the periods listed below:

     EVERGREEN FLORIDA MUNICIPAL BOND FUND -- statement of operations for the year ended August 31, 1996, statements of changes in net assets and the financial highlights for the year ended August 31, 1996 and the four month period ended August 31, 1995. The financial highlights for each of the years or periods in the three-year period ended April 30, 1995 were audited by other auditors, whose report thereon, dated June 2, 1995 was unqualified;

     EVERGREEN GEORGIA MUNICIPAL BOND FUND -- statement of operations for the year ended August 31, 1996, statements of changes in net assets for the year ended August 31, 1996 and the eight-month period ended August 31, 1995 and the financial highlights for each of the years or periods from July 2, 1993 (commencement of operations) through August 31, 1996;

     EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- statement of operations for the six-month period ended August 31, 1996, statements of changes in net assets for the six-month period ended August 31, 1996 and the year ended February 29, 1996, and the financial highlights for each of the years or periods from March 1, 1993 through August 31, 1996. The financial highlights for the year ended February 28, 1993 were audited by other auditors whose reports expressed unqualified opinions on those financial highlights;

     EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND -- statement of operations for the year ended August 31, 1996, statements of changes in net assets for the year ended August 31, 1996 and the eight-month period ended August 31, 1995 and the financial highlights for each of the years or periods from January 11, 1993 (commencement of operations) through August 31, 1996;

     EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND -- statement of operations for the year ended August 31, 1996, statements of changes in net assets for the year ended August 31, 1996 and the eight-month period ended August 31, 1995 and the financial highlights for each of the years or periods from January 3, 1994 (commencement of operations) through August 31, 1996;

     EVERGREEN VIRGINIA MUNICIPAL BOND FUND -- statement of operations for the year ended August 31, 1996, statements of changes in net assets for the year ended August 31, 1996 and the eight-month period ended August 31, 1995 and the financial highlights for each of the years or periods from July 2, 1993 (commencement of operations) through August 31, 1996.


These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen New Jersey Tax-Free Income Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund as of August 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods listed above, in conformity with generally accepted accounting principles.


                                      KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
October 16, 1996

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80

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer

                              * Trustees for Evergreen Florida High Income
                               Municipal Bond Fund and Evergreen New Jersey Tax
                              Free Income Fund only.

                              + Trustee Emeritus

                 FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
100% of the dividends distributed by Florida, Florida High Income, Georgia, New Jersey, North Carolina, South Carolina and Virginia for the year ended August 31, 1996 are exempt from federal income tax, other than alternative minimum tax. At August 31, 1996, Florida had long term capital gains of $166,845. These capital gains will be paid before August 31, 1997.

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                NOT    May lose value
                FDIC   No bank guarantee
                INSURED
             Evergreen Funds Distributor, Inc.
Evergreen(sm) is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

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